                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 SCHEDULE 14A
                                 (RULE 14-101)

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to Section 240.14a-12.


                          K-V PHARMACEUTICAL COMPANY
                 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                          K-V PHARMACEUTICAL COMPANY
                            2503 SOUTH HANLEY ROAD
                           ST. LOUIS, MISSOURI 63144

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 5, 2008


                                                           ST. LOUIS, MISSOURI
                                                                 JULY 29, 2008


         The 2008 Annual Meeting of Stockholders (the "Annual Meeting") of K-V Pharmaceutical Company (the "Company") will be held on Friday, September 5, 2008, at 9:00 A.M., Central Daylight Savings Time, at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

         1. To consider and approve an amendment to the Company's Certificate of Incorporation to provide that members of the Board of Directors be elected annually;

         2. If the proposal to amend the Company's Certificate of Incorporation is approved, to elect eight directors, to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified;

         3. If the proposal to amend the Company's Certificate of Incorporation is not approved, to elect three Class C directors, to hold office for two years and until their successors are elected and qualified;

         4. If the proposal to amend the Company's Certificate of Incorporation is not approved, to elect two Class A directors, to hold office for three years and until their successors are elected and qualified;

         5. To amend the Company's Incentive Stock Option Plan to increase by 3,000,000 the number of shares of Class A Common Stock available for issuance upon exercise of stock options granted under the Plan;

         6. To ratify the selection of KPMG LLP to serve as the Company's independent registered public accounting firm; and

         7. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on July 7, 2008, will be entitled to notice of and vote at the Annual Meeting or at any adjournment thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares registered in the name of each stockholder, will be open during usual business hours to the examination of any stockholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the principal office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

         A copy of the 2008 Annual Report to Stockholders is enclosed.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                      RONALD J. KANTERMAN, ASSISTANT SECRETARY

         Whether or not you intend to be present at the meeting, please mark, sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return addressed envelope is enclosed for your convenience.

                          K-V PHARMACEUTICAL COMPANY
                            2503 SOUTH HANLEY ROAD
                           ST. LOUIS, MISSOURI 63144

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

         The Board of Directors of K-V Pharmaceutical Company (the "Company") is soliciting proxies on the enclosed form for use at the Annual Meeting of Stockholders to be held on September 5, 2008, or any adjournment thereof (the "Annual Meeting"). Solicitation will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation of proxies will be paid by the Company and will also include reimbursement paid to brokerage firms and others for their reasonable out-of-pocket expenses of forwarding solicitation material to their principals. Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope, and the shares represented will be voted in accordance with your wishes. This proxy statement and form of proxy were first mailed to stockholders on or about August 1, 2008.

                              REVOCATION OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Assistant Secretary of the Company in writing. Your notice of revocation must actually be received by the Assistant Secretary before the voting of the proxy.

                                  RECORD DATE

         Stockholders of record at the close of business on July 7, 2008, will be entitled to vote at the Annual Meeting.

                      ACTION TO BE TAKEN UNDER THE PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Marc S. Hermelin and Ronald J. Kanterman, or the one of them who acts, will vote:

1. FOR the amendment of the Company's Certificate of Incorporation to provide that members of the Board of Directors be elected annually;

2. FOR the election of Jean M. Bellin, Kevin S. Carlie, Terry B. Hatfield, David S. Hermelin, Marc S. Hermelin, Ronald J. Kanterman, Jonathon E. Killmer and Norman D. Schellenger as the directors of the Company, to hold office until the 2009 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified if the amendment to the Company's Certificate of Incorporation is approved;

3. FOR the election of Jean M. Bellin, Terry B. Hatfield and Norman D. Schellenger as the Class C directors of the Company, to hold office for two years and until their respective successors have been duly elected and qualified if the amendment to the Company's Certificate of Incorporation is not approved;

4. FOR the election of Kevin S. Carlie and Marc S. Hermelin as the Class A directors of the Company, to hold office for three years and until their respective successors have been duly elected and qualified if the amendment to the Company's Certificate of Incorporation is not approved;

5. FOR the amendment of the Company's Incentive Stock Option Plan to increase by 3,000,000 the number of shares of Class A Common Stock available for issuance upon exercise of stock options granted under the Plan;

6. FOR the ratification of the engagement of KPMG LLP as the Company's independent registered public accounting firm; and

7. In their discretion on the transaction of such other business as may properly come before the Annual Meeting.

         Each of Jean M. Bellin, Kevin S. Carlie, Terry B. Hatfield, David S. Hermelin, Marc S. Hermelin, Ronald J. Kanterman, Jonathon E. Killmer and Norman D. Schellenger are presently directors. Should any nominee become unavailable or decline to serve for any reason, the Company expects that the persons named in the proxy will vote for the election of another person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause any nominee to be unavailable for election or to decline to serve.

         On July 7, 2008, there were 37,755,933 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), outstanding and 12,163,482 shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock" and collectively, with the Class A Common Stock, the "Common Stock"), outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Common Stock is entitled to one-twentieth of one vote (or 1,887,797 votes if all outstanding shares of Class A Common Stock are voted), and each share of Class B Common Stock is entitled to one vote on all matters to come before the Annual Meeting. There are no cumulative voting rights for holders of Class A Common Stock or Class B Common Stock.

         Under applicable state law and the provisions of the Company's Certificate of Incorporation and Bylaws: (1) the vote required for the approval of the amendment to the Company's Certificate of Incorporation is a majority vote of holders of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company, as a single class, (2) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, and (3) the vote required for the approval of the amendment to the Company's Incentive Stock Option Plan, and the ratification of KPMG LLP as the Company's independent registered public accounting firm and all other matters that may come before the Annual Meeting generally is the majority vote of holders of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, as a single class, present in person or represented by proxy at a meeting of stockholders and entitled to vote. In addition, under New York Stock Exchange rules, in order to be approved the total votes cast on the amendment to the Company's Incentive Stock Option Plan must represent more than 50% in interest of all shares entitled to vote on the proposal.

         Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as "broker non-votes."

         Based on the above:

         o With respect to the proposal to amend the Company's Certificate of Incorporation, shares held by holders present at the meeting that abstain (including by executing proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against the proposal. Shares not represented at the meeting and broker non-votes will also have the same effect as a vote against the proposal.

         o With respect to the election of directors, shares held by holders present at the meeting that abstain or shares represented by proxies that are marked "WITHHOLD AUTHORITY" will be considered in determining the number of votes cast. However, because the eight nominees that receive the most votes will be elected (or if the proposal to amend the Company's Certificate of Incorporation is not approved, the three Class C nominees and the two Class A nominees that receive the most votes), those proxies will have no effect on the election of directors. Shares not represented at the meeting will not affect the election of directors. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of directors and, therefore, will likewise have no effect.

         o With respect to all other matters, shares held by holders at the meeting who abstain (including by executing proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Except for the proposal to amend the Company's Incentive Stock Option Plan, shares not present at the meeting will not affect the outcome as to any such matter. Broker non-votes will not be treated as shares present at the meeting as to such matter voted on and, therefore, will have no effect. Shares not represented at the meeting and broker non-votes will not affect the outcome of the proposal to amend the Company's Incentive Stock Option Plan except that those shares and broker non-votes may cause the total votes cast on the proposal to represent 50% or less of the shares entitled to vote on the proposal.

         Votes will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

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

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of July 7, 2008, with respect to each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of our Class A or Class B Common Stock in addition to those holders listed under "Security Ownership of Management."

   NAME AND ADDRESS                                              AMOUNT AND NATURE        PERCENT OF     PERCENT OF
   OF BENEFICIAL OWNER                     TITLE OF CLASS     OF BENEFICIAL OWNERSHIP      CLASS A        CLASS B
   -------------------                     --------------     -----------------------      -------        -------
   Neuberger Berman, Inc.  (1)             Class A                   4,348,183              11.5%           --
   605 Third Avenue                        Common Stock
   New York, NY  10158

   Lord, Abbett & Co. LLC (2)              Class A                   3,002,743               8.0%           --
   90 Hudson Street                        Common Stock
   Jersey City, NJ 07302

   Snyder Capital Management, LP (3)       Class A                   2,067,500               5.5%           --
   1 Market Plaza                          Common Stock
   Steuart Tower, Suite 1200
   San Francisco, CA 94105

-----------------------------
(1) As reflected on the Schedule 13G/A dated February 12, 2008, filed by Neuberger Berman, Inc. ("NBI"). Shares reported by NBI were reported as being beneficially owned by its subsidiaries, Neuberger Berman, LLC, Neuberger Berman Management Inc., and Neuberger Berman Equity Funds of which Neuberger Berman, LLC serves as sub advisor and Neuberger Berman Management Inc. serves as investment manager. NBI reported sole voting power of 255,647 shares of Class A Common Stock; shared voting power of 3,474,643 shares of Class A Common Stock; no sole dispositive power; and shared dispositive power of 4,884,241 shares of Class A Common Stock.

(2) As reflected on the Schedule 13G dated February 14, 2008, filed by Lord Abbett & Co. LLC, which reported sole voting power of 2,487,176 shares of Class A Common Stock; no shared voting power; sole dispositive power of 2,659,888 shares of Class A Common Stock; and no shared dispositive power.

(3) As reflected on the Form 13F for the quarter ended March 31, 2008, filed by Snyder Capital Management, LP, which reported sole voting power of 43,600 shares of Class A Common Stock; shared voting power of 1,819,100 shares of Class A Common Stock; and no voting power of 204,800 shares of Class A Common Stock.

                       SECURITY OWNERSHIP OF MANAGEMENT

         Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of July 7, 2008, the beneficial ownership of (1) each of the executive officers named in the Summary Compensation Table, (2) each present director and nominee for director of the Company and (3) all present directors and executive officers as a group of all of our shares of Class A Common Stock and Class B Common Stock. Unless otherwise noted, voting and dispositive power relating to the shares described below is exercised solely by the listed beneficial owner. The individuals named have furnished this information to us.

                                           AMOUNT OF                            AMOUNT OF
                                          BENEFICIAL                            BENEFICIAL
                                          OWNERSHIP-         PERCENT OF         OWNERSHIP-         PERCENT OF
          NAME AND ADDRESS             CLASS A STOCK (a)     CLASS A (b)    CLASS B STOCK (a)     CLASS B (b)
          ----------------             -----------------     -----------    -----------------     -----------
Shares beneficially attributed to
Marc S. Hermelin pursuant to trusts:

     Lawrence Brody and Marc S.         1,235,304 (c)             3.3%        2,077,312 (c)           17.1%
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

     Lawrence Brody, Arnold L.          1,212,284 (d)             3.2%        2,082,375 (d)           17.1%
     Hermelin and Marc S.
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

     Lawrence Brody, Marc S.            1,414,331 (e)             3.7%        2,637,085 (e)           21.7%
     Hermelin and David S.
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

Marc S. Hermelin, individually owned      218,677                 o           1,316,613 (f)           10.8%

Total shares attributable               4,080,596                10.8%        8,113,385               66.7%
to Marc S. Hermelin

Shares beneficially attributed to
David S. Hermelin pursuant to a
trust:

     Lawrence Brody, Marc S.            1,414,331 (e)             3.7%        2,637,085 (e)           21.7%
     Hermelin and David S.
     Hermelin, Trustees
     One Metropolitan Square
     St. Louis, MO 63101

David S. Hermelin, individually            15,375 (g)             o             102,875 (g)            o
owned

Total shares attributable               1,429,706                 3.8%        2,739,960               22.5%
to David S. Hermelin

Gerald R. Mitchell                         58,125 (h)             o              77,625                o

Jean M. Bellin                              1,500                 o               9,500                o

Norman D. Schellenger                       1,500                 o               2,000                o


                                      5


                                           AMOUNT OF                            AMOUNT OF
                                          BENEFICIAL                            BENEFICIAL
                                          OWNERSHIP-         PERCENT OF         OWNERSHIP-         PERCENT OF
          NAME AND ADDRESS             CLASS A STOCK (a)     CLASS A (b)    CLASS B STOCK (a)     CLASS B (b)
          ----------------             -----------------     -----------    -----------------     -----------

Kevin S. Carlie                             5,300                 o              15,500                o

Terry B. Hatfield                           1,500                 o               6,000                o

David A. Van Vliet                         21,500                 o               7,000                o

Jonathon E. Killmer                         1,000                 o               2,500                o

Gregory S. Bentley                          7,500                 o                 ---              ---

Michael S. Anderson                        95,600                 o                 ---              ---

Ronald J. Kanterman                        18,100                 o                 ---              ---

All current directors and executive     4,423,721 (i)            11.7%        8,343,135 (i)           68.6%
officers as a group (17 individuals)

---------------------
o   Less than one percent

   (a) Includes the following shares that were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after July 7, 2008.

                                                           SHARES OF CLASS A         SHARES OF CLASS B
                                                             COMMON STOCK               COMMON STOCK
                                                             ------------               ------------
         Marc S. Hermelin ...................                  100,000                        ---

         David S. Hermelin...................                      ---                     50,000

         Gerald R. Mitchell..................                    3,000                        ---

         Jean M. Bellin......................                    1,500                      9,500

         Norman D. Schellenger...............                    1,500                      2,000

         Kevin S. Carlie.....................                    5,300                      2,000

         Terry B. Hatfield...................                    1,500                      6,000

         David A. Van Vliet..................                   20,000                      7,000

         Jonathon E. Killmer...................                    ---                      2,500

         Gregory S. Bentley..................                    7,500                        ---

         Michael S. Anderson.................                   47,500                        ---

         Ronald J. Kanterman.................                   15,000                        ---

                                      6


   (b) In determining the percentages of shares deemed beneficially owned by each director and officer listed herein, the exercise of all options held by each person that are currently exercisable or will become exercisable within 60 days of July 7, 2008, is assumed.

   (c) These shares are held in an irrevocable trust created by another party, the beneficiary of which is Anne S. Kirschner, of which 81,250 shares of Class A Common Stock are held as security for a loan.

   (d) These shares are held in an irrevocable trust created by another party, the beneficiary of which is Arnold L. Hermelin.

   (e) These shares are held in two irrevocable trusts created by another party, the beneficiaries of which are Marc S. Hermelin (as to 1,112,869 shares of Class A Common Stock, of which 189,716 shares are held as security for a loan, and 1,614,460 shares of Class B Common Stock) and Minnette Hermelin (deceased), the mother of Marc S. Hermelin (as to 301,462 shares of Class A Common Stock, of which 106,250 shares are held as security for a loan, and 1,022,625 shares of Class B Common Stock, of which 180,000 shares are held as security for a loan).

   (f) Includes 464,891 shares which are held as security for a loan.

   (g) Includes 15,375 shares of Class A Common Stock and 52,875 shares of Class B Common Stock that are held as security for a loan.

   (h) These shares include 22,635 shares beneficially owned by the officer listed herein, but constructively owned by relatives residing in his home. In addition, includes 11,475 shares held as security for a loan. Mr. Mitchell retired from the Company effective March 23, 2008.

   (i) All of such shares are owned, or represented by shares purchasable as set forth in footnote (a). In determining the percentage of shares deemed beneficially owned by all directors and executive officers as a group, the exercise of all options held by each person which are currently exercisable or exercisable within 60 days of July 7, 2008, is assumed. For such purposes, 37,755,933 shares of Class A Common Stock and 12,163,482 shares of Class B Common Stock are assumed to be outstanding.

         In addition to the 37,755,933 shares of Class A Common Stock outstanding as of July 7, 2008, 40,000 shares of the 7% Preferred Stock were issued and outstanding. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a ratio of 8.4375 shares of Class A Common Stock for each share of 7% Preferred Stock. Other than as required by law, holders of 7% Preferred Stock have no voting rights. If all shares of the 7% Preferred Stock were converted, the aggregate voting power thereof would be equivalent to the voting power of 16,875 shares of Class B Common Stock.

         In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 50,538,715 shares of Class A Common Stock would be outstanding, and each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table, which includes options exercisable by all directors and executive officers currently or within 60 days after July 7, 2008.

         In addition, the Company issued $200.0 million principal amount of Convertible Subordinated Notes due 2033 ("the Notes") that are convertible, under certain circumstances, into shares of our Class A Common Stock at a conversion price of $23.01 per share, subject to possible adjustment. At the current conversion price, the Notes are convertible into 8,691,880 shares of Class A Common Stock.

                           PROPOSAL 1 - APPROVAL OF
                                 AMENDMENT TO
                  THE COMPANY'S CERTIFICATE OF INCORPORATION

         At the meeting, you will be asked to approve an amendment (the "Amendment") to the Company's Certificate of Incorporation (the "Certificate") to eliminate the current classified board structure and provide for the annual election of all directors. The Board of Directors has unanimously approved and is recommending that stockholders approve the Amendment.

         Article 8 of the Certificate currently provides that the Board of Directors shall be divided into three classes as nearly equal in size as possible, with members of each class serving for three-year terms. Article 8 also provides that any director elected by the Board to fill a vacancy resulting from the death, resignation, disqualification or removal of a director shall hold office for the unexpired portion of the term of the director whose office was vacated. Any director elected as a result of an increase in the size of the board will also serve the remainder of the term of the class of director in which the new directorship was created.

         If the Amendment is approved all directors will be elected annually and each director elected at the 2008 Annual Meeting will hold office until the 2009 annual meeting. If the Amendment is not approved, the Board of Directors will remain classified, the Class C directors elected at the 2008 Annual Meeting will serve two-year terms expiring in 2010 and the Class A directors elected at the 2008 Annual Meeting will serve three-year terms expiring in 2011. All other directors will continue in office for the remainder of their three-year terms.

         In recent years, public companies with classified boards of directors, including the Company, have increasingly received requests from their stockholders to declassify their boards of directors. In light of evolving standards of corporate governance practice for publicly held companies, the Board of Directors has considered the advisability of changing the terms served by the directors from three years to one year, and has determined it would be advisable to change the terms served by directors from three years to one year, such that each director would be subject to election by the stockholders at each annual meeting.

         The majority vote of the holders of shares of the Company's issued and outstanding Class A Common Stock and Class B Common Stock, voting as a single class, will be required for approval of the Amendment. Holders of Class A Common Stock have one-twentieth vote per share and holders of Class B Common Stock have one vote per share on this matter. The proposed Amendment, marked to show the changes to the relevant sections, is attached to this proxy statement as Appendix A. Deletions are marked as strike outs and additions are
             ----------
underlined. If approved, the Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which the Company intends to do promptly following approval by stockholders at the 2008 Annual Meeting.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
         STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S
                         CERTIFICATE OF INCORPORATION.

         The directors have advised the Company that they intend to vote the shares they beneficially own "FOR" the proposal to amend the Company's Certificate of Incorporation. Accordingly, the Company expects that the proposal will be approved.

                   PROPOSAL 2 - ELECTION OF EIGHT DIRECTORS
                           IF PROPOSAL 1 IS APPROVED


                      INFORMATION CONCERNING NOMINEES AND
                        DIRECTORS CONTINUING IN OFFICE

         The Company's Certificate of Incorporation, as amended, currently provides for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class C directors would have expired at the 2007 Annual Meeting and the terms of the current Class A directors expire at the 2008 Annual Meeting. Due to delays in its fiscal 2007 financial reporting, the Company did not hold an annual meeting in 2007.

         If Proposal 1 to amend the Company's Certificate of Incorporation to provide for directors to be elected annually is approved, each director, including Class C directors and Class A directors, will stand for reelection at the 2008 Annual Meeting.

         The Board of Directors has nominated Jean M. Bellin, Kevin S. Carlie, Terry B. Hatfield, David S. Hermelin, Marc S. Hermelin, Ronald J. Kanterman, Jonathon E. Killmer and Norman D. Schellenger for a term expiring at the Company's annual meeting of its stockholders in 2009 if Proposal 1 is approved. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of each of these nominees.

         The Company's Bylaws, as amended, specify that the number of directors shall be determined by the Board of Directors from time to time. The Board of Directors currently has set the number of directors at eight. There are currently eight directors and no vacancies on the Board of Directors.

         The following table lists, for each of the nominees for director, each such person's principal occupation for at least the past five years, each person's present position with the Company, the year in which each was first elected as a director (each serving continuously since first elected or appointed), the directorship of each person, each person's age and each person's directorships with other companies whose securities are registered with the Securities and Exchange Commission and the class and current expiration of such director's term as director.

                                  CLASS C: ELECTED TO SERVE AS DIRECTORS UNTIL 2007

                                                 SERVICE AS A          OCCUPATION, POSITION WITH COMPANY;
NAME                                     AGE     DIRECTOR SINCE        OTHER DIRECTORSHIPS
----                                     ---     --------------        -------------------
Jean M. Bellin                            58             2003          President of Metagenics, Inc., a life
                                                                       sciences company and distributor of
                                                                       science-based medical foods and
                                                                       nutraceuticals since September 2006; CEO of
                                                                       Mountain View Pharmaceuticals, Inc., a
                                                                       biopharmaceutical company focused on the
                                                                       development of long-acting therapeutic
                                                                       proteins; Vice President of Osteohealth
                                                                       Company and Luitpold Animal Health from 2003
                                                                       to 2004; CEO and Director of New Medical
                                                                       Concepts from 1997 to 2001.

                                     9


Terry B. Hatfield                         60             2004          President of ZeaVision since 2003; Consultant
                                                                       for merger and acquisition transactions from
                                                                       2001 to 2003.

Norman D. Schellenger                     76             1998          Director, ProEthics Pharmaceuticals, Inc.
                                                                       since 2004; Retired from 1997 to 2004; Vice
                                                                       President of Sales and Marketing of UCB
                                                                       Pharma from 1995 to 1996; President of Whitby
                                                                       Pharmaceuticals from 1992 to 1994.



                                  CLASS A: ELECTED TO SERVE AS DIRECTORS UNTIL 2008

                                                 SERVICE AS A          OCCUPATION, POSITION WITH COMPANY;
NAME                                     AGE     DIRECTOR SINCE        OTHER DIRECTORSHIPS
----                                     ---     --------------        -------------------
Kevin S. Carlie                           52             2001          Member or Partner since 1984 in the Certified
                                                                       Public Accounting Firm of Stone Carlie &
                                                                       Company, LLC, and its predecessors.

Marc S. Hermelin                          66             1973          Chairman of the Board since August 2006;
                                                                       Chief Executive of the Company since 1974;
                                                                       Vice Chairman of the Company from 1974 to
                                                                       August 2006.


                                  CLASS B: ELECTED TO SERVE AS DIRECTORS UNTIL 2009

                                                 SERVICE AS A          OCCUPATION, POSITION WITH COMPANY;
NAME                                     AGE     DIRECTOR SINCE        OTHER DIRECTORSHIPS
----                                     ---     --------------        -------------------
David S. Hermelin (a)                     41             2004          Vice President of Corporate Strategy and
                                                                       Operations Analysis of the Company since
                                                                       2002; Vice President of Corporate Planning
                                                                       and Administration from 1995 to 2002; Manager
                                                                       of Strategic Planning and Administration from
                                                                       1993 to 1995; Manager of Business Development
                                                                       from 1990 to 1993.

Jonathon E. Killmer                       66             2006          Retired in 2004; Consultant of Hypercom
                                                                       Corporation, an electronic payment products
                                                                       and services company from 2002 to 2004.
                                                                       Presently, Chairman of Blue Plus, a Minnesota
                                                                       domiciled HMO.

Ronald J. Kanterman                       54             2008          Vice President, Chief Financial Officer,
                                                                       Treasurer and Assistant Secretary since March
                                                                       2008; Vice President, Strategic Financial
                                                                       Management, Treasurer and Assistant Secretary
                                                                       from March 2006 to March 2008; Vice
                                                                       President, Treasury from January 2004 to
                                                                       March 2006; Partner at Brown Smith Wallace,
                                                                       LLP from 1993 to 2004; Partner at Arthur
                                                                       Andersen & Co., from 1987 to 1993.

---------------------
(a) David S. Hermelin is the son of Marc S. Hermelin.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE
         NOMINEES FOR DIRECTOR NAMED ABOVE IF PROPOSAL 1 IS APPROVED.

               PROPOSAL 3 - ELECTION OF THREE CLASS C DIRECTORS
                         IF PROPOSAL 1 IS NOT APPROVED


         As described above, the Company's Certificate of Incorporation, as amended, currently provides for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class C directors would have expired at the 2007 Annual Meeting if such meeting had been held by the Company. If Proposal 1 is not approved at the 2008 Annual Meeting, the stockholders will elect three Class C directors at the 2008 Annual Meeting.

         The Board of Directors has nominated Jean M. Bellin, Terry B. Hatfield and Norman D. Schellenger for a term expiring at the Company's annual meeting of its stockholders in 2010 if Proposal 1 is not approved at the 2008 Annual Meeting. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of each of these Class C nominees if Proposal 1 is not approved.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES FOR CLASS C DIRECTOR NAMED ABOVE IF PROPOSAL 1 IS NOT
                                  APPROVED.


                PROPOSAL 4 - ELECTION OF TWO CLASS A DIRECTORS
                         IF PROPOSAL 1 IS NOT APPROVED


         As described above, the Company's Certificate of Incorporation, as amended, currently provides for a division of the Board of Directors into three classes. The terms of the current Class A directors expire at the 2008 Annual Meeting. If Proposal 1 is not approved at the 2008 Annual Meeting, the stockholders will elect two Class A directors at the 2008 Annual Meeting.

         The Board of Directors has nominated Kevin S. Carlie and Marc S. Hermelin for a term expiring at the Company's annual meeting of its stockholders in 2011 if Proposal 1 is not approved at the 2008 Annual Meeting. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of each of these Class A nominees if Proposal 1 is not approved.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE
        NOMINEES FOR CLASS A DIRECTOR NAMED ABOVE IF PROPOSAL 1 IS NOT
                                   APPROVED.


                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

DETERMINATION OF DIRECTOR INDEPENDENCE

         Under our criteria for director independence set forth in our Corporate Governance Guidelines, which meet the standards in the rules of the New York Stock Exchange ("NYSE"), a director of the Company only qualifies as "independent" if our Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Our Board of Directors applies our Corporate Governance Guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director is not considered to have a material relationship with the Company if he or she does not meet any of the exceptions for determining independence listed in the guidelines. The Company's Corporate Governance Guidelines are available on its website at http://www.kvph.com and can be obtained free of charge by written request to the attention of the Assistant Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (314) 645-6600.

         Our Board of Directors has determined that Messrs. Schellenger, Killmer, Carlie, Bellin and Hatfield are "independent" as determined under our corporate governance guidelines and Section 303A.02 of the NYSE Listed Company Manual.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE

         The business and affairs of our Company are overseen by our Board of Directors, which currently consists of eight members.

         During fiscal 2008, the Board of Directors held nine meetings, the Audit Committee held ten meetings, the Compensation Committee held one meeting and the Nominating and Corporate Governance Committee held one meeting. In addition, the independent directors are scheduled to meet twice annually in executive sessions in conjunction with the regularly scheduled in-person meetings of the Board of Directors and the presiding director of such meetings rotates among the independent directors. During the fiscal year, each director attended no fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during that portion of the 2008 fiscal year during which he was a director and (2) the meetings held during the period by all committees of the Board of Directors on which he served during that portion of the 2008 fiscal year. We encourage each director to attend the Annual Meeting of Stockholders. The Company did not hold an annual meeting during its 2007 fiscal year due to delays in its financial reporting. All directors were present at the Company's 2006 Annual Meeting of Stockholders.

         The Board of Directors currently has three standing committees, namely Audit, Compensation, and Nominating and Corporate Governance. Each of these committees is comprised solely of independent directors in accordance with the New York Stock Exchange listing standards. A charter for each committee is available on the Company's website at http://www.kvph.com and can be obtained free of charge at the Company's address appearing on the first page of this proxy statement by written request to the attention of the Assistant Secretary or by telephone at (314) 645-6600.

Audit Committee

         Structure and Responsibilities. The Company has a standing Audit
         ------------------------------
Committee of the Board of Directors consisting of Kevin S. Carlie, CPA (Chairman), Jonathon E. Killmer and Terry B. Hatfield. The Company's Board of Directors adopted the Audit Committee's written charter. The Board of Directors has determined that each member of the Audit Committee meets the standards of independence required by our Corporate Governance Guidelines and the New York Stock Exchange, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Board of Directors has determined that each member is financially literate and possesses sufficient accounting or related financial management expertise within the meaning of the listing standards of the New York Stock Exchange and that each of Mr. Carlie and Mr. Killmer qualifies as an "audit committee financial expert" under the definition set forth in Item 407(d)(5) of Regulation S-K. The Audit Committee annually appoints the Company's independent registered public accounting firm, reviews with the independent registered public accounting firm a plan and scope of the audit and audit fees, meets periodically with representatives of the independent registered public accounting firm, the internal auditors, the Board of Directors and management to monitor the adequacy of reporting, internal controls and compliance with the Company's policies, reviews its annual and interim consolidated financial statements and performs the other functions or duties provided in the Audit Committee Charter.

         Fostering Confidential and Anonymous Employee Reporting. The Audit
         -------------------------------------------------------
Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable accounting or auditing matters. The Audit Committee Policy on Employee Complaint Procedures for Accounting and Auditing Matters is available on the Company's website at http://www.kvph.com or can be obtained free of charge by written request to the attention of the Assistant Secretary of the Company at the address appearing on the first page of this proxy statement or by telephone at (314) 645-6600.

Compensation Committee

         Structure and Responsibilities. The Compensation Committee currently
         ------------------------------
consists of Jonathon E. Killmer (Chairman) and Norman D. Schellenger. These were the only individuals that served on the Compensation Committee during fiscal 2008. The Board of Directors has determined that Mr. Schellenger and Mr. Killmer are independent directors as defined by the New York Stock Exchange. The Compensation Committee's responsibilities include: (1) reviewing the Company's compensation policy, (2) reviewing and evaluating the competitiveness of the total compensation of the Company's executive officers,
(3) determining and approving the Chief Executive Officer's compensation based on an evaluation of the Chief Executive Officer's performance and the Company's performance, and (4) approving and administering the Company's compensation and equity-based incentive plans and authorizing grants or awards under these plans.

         The Annual Compensation Process. In determining the appropriate
         -------------------------------
aggregate and individual executive compensation levels for the performance year, the Compensation Committee considers quantitative performance results, the overall need to attract, retain and incentivize the executive team, and the total cost of the compensation program to the Company.

Nominating and Corporate Governance Committee

         The Nominating and Corporate Governance Committee currently consists of Terry B. Hatfield (Chairman) and Kevin S. Carlie. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under our Corporate Governance Guidelines and meets the definition of independence adopted by the New York Stock Exchange. The Nominating and Corporate Governance Committee is responsible for: (1) establishing standards for the functioning of the Board of Directors and evaluating the overall functioning and performance of the Board of Directors and its Committees, (2) identifying and recommending individuals qualified to become directors and selecting, or recommending to the Board of Directors to select, the director nominees for the annual meetings of stockholders, (3) developing and overseeing the Company's Corporate Governance Guidelines, (4) approval of certain related party transactions, and (5) other matters of corporate governance.

         The Nominating and Corporate Governance Committee will accept for consideration stockholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Assistant Secretary of the Company at its address appearing on the first page of this proxy statement. The Nominating and Corporate Governance Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee. Irrespective of how a candidate may be brought to the Nominating and Corporate

Governance Committee's attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate directors. Chosen candidates are extended an invitation to join the Board of Directors and, if the candidate accepts, he or she is formally nominated for election by stockholders.

         The Board of Directors has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These Corporate Governance Guidelines establish certain criteria, experience and skills requirements for potential candidates. There are no established term limits for service as a director of the Company. In general, it is expected that each director of the Company will have the highest personal and professional ethics and integrity and be devoted to representing the interests of the Company and its stockholders. In addition, it is expected that the Board of Directors as a whole will be made up of individuals with diverse experience in business and technology related to the business and strategic direction the Company may be interested in pursuing. The Company's Corporate Governance Guidelines are available on its website at http://www.kvph.com and can be obtained free of charge by written request to the attention of the Assistant Secretary of the Company at the address appearing on the first page of this proxy statement or by telephone at (314) 645-6600.

Standards of Business Ethics Policy

         All directors and employees of the Company, including its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other principal finance and accounting officers, are required to comply with the Company's Standards of Business Ethics Policy to ensure that the Company's business is conducted in a legal and ethical manner. The Company's Standards of Business Ethics Policy covers all areas of professional conduct, including employment policies and practices, conflicts of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Employees and directors are required to report any suspected violations of our Standards of Business Ethics Policy. The Company, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company's Standards of Business Ethics Policy can be reviewed on the Company's website, http://www.kvph.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of the Assistant Secretary, or by telephone at (314) 645-6600.

         The Company has also established a Senior Executives Code of Ethics as a supplement to the Standards of Business Ethics Policy. The Senior Executives Code of Ethics applies to the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and any other officer of the Company serving in a finance, accounting, treasury, tax or investor relations role. The Senior Executives Code of Ethics requires each of such officers to provide accurate and timely information related to the Company's public disclosure requirements. The Company's Senior Executives Code of Ethics can be reviewed on the Company's website, http://www.kvph.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of the Assistant Secretary, or by telephone at (314) 645-6600. The Company intends to post any amendment to, or waiver of, the Senior Executives Code of Ethics on its website.

COMPENSATION OF DIRECTORS

         The following table sets forth the annual compensation to non-employee directors for the fiscal year ended March 31, 2008:

                        ------------------------------------------------------------------------------------
                                                    FEES
                                                  EARNED OR
                                                   PAID IN                     OPTION
                                                     CASH         STOCK       AWARDS ($)         TOTAL
                                 NAME                ($)       AWARDS ($)       (1)              ($)
                        ------------------------------------------------------------------------------------
                        Jean M. Bellin             21,125          -           15,228          36,353
                        ------------------------------------------------------------------------------------
                        Kevin S. Carlie            39,795          -           41,077          80,872
                        ------------------------------------------------------------------------------------
                        Terry B. Hatfield          48,475          -           13,771          62,246
                        ------------------------------------------------------------------------------------
                        Jonathon E. Killmer        42,200          -            6,759          48,959
                        ------------------------------------------------------------------------------------
                        Norman D. Schellenger      28,100          -            5,989          34,089
                        ------------------------------------------------------------------------------------

---------------------
(1) Option awards represent the compensation expense recognized for financial statement reporting purposes for the fiscal year ended March 31, 2008 in accordance with SFAS 123(R) for stock options granted in and prior to fiscal 2008. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion on the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see Stock-Based Compensation in Note 16 of the Notes to our Consolidated Financial Statements. Effective as of March 31, 2008, the following Non-Officer Directors had the following outstanding unexercised options (the amounts in the table reflect the effect of repricing certain stock options as a result of the Special Committee's investigation into the Company's stock option grant practices. See "Explanatory Note" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2007):

     ---------------------------------------------------------------------------------------------------------

                                 NUMBER OF SECURITIES
                                  UNDERLYING OPTIONS (#)
     ---------------------------------------------------------------------------------------------------------

                                 CLASS A            CLASS B        OPTION         OPTION       OPTION GRANT
                                 COMMON             COMMON        EXERCISE      EXPIRATION       DATE FAIR
              NAME               STOCK              STOCK         PRICE ($)        DATE          VALUE ($)
     ---------------------------------------------------------------------------------------------------------
     Jean M. Bellin                                 7,500          18.87         5/23/2008        85,225
                                                    2,500          18.42         9/10/2009        26,973
                                 2,500                             19.99        11/01/2010        30,067
     ---------------------------------------------------------------------------------------------------------
     Kevin S. Carlie                                  450          19.37         4/01/2008         5,893
                                                    2,500          18.42         9/10/2009        26,973
                                 7,500                             19.70        11/01/2010        88,358
                                 2,000                             23.70        10/05/2011        25,302
     ---------------------------------------------------------------------------------------------------------
     Terry B. Hatfield                              5,000          25.25         6/29/2009        73,283
                                                    2,500          18.42         9/10/2009        26,973
                                 2,500                             19.26        11/01/2010        28,524
     ---------------------------------------------------------------------------------------------------------


                                      15


     ---------------------------------------------------------------------------------------------------------
     Jonathon E. Killmer                            5,000          23.80        10/05/2011        63,522
     ---------------------------------------------------------------------------------------------------------
     Norman D. Schellenger                          2,500          18.42         9/10/2009        25,903
                                 2,500                             19.99        11/01/2010        30,067
     ---------------------------------------------------------------------------------------------------------

         Additional Information About Director Compensation
         --------------------------------------------------

         Director Compensation is designed to attract individuals who have the required background, experiences and functional expertise to provide strategic direction and oversight to the Company. Only those directors who are not also officers of the Company are compensated for their services as directors of the Company ("Non-Officer Directors"). With respect to such Non-Officer Directors, the Compensation Committee of the Board recommends the appropriate levels of compensation to the Board, and the full Board of Directors approves the actual compensation to be paid to the Non-Officer Directors.

          The Company's director compensation program consists of a combination of cash compensation and stock options in order to align the interest of the directors with those of the Company's shareholders.

         Basic Retainer - The cash compensation component for Non-Officer Directors consists of a base retainer of $15,000 per year ($20,000 for the Chairman of the Audit Committee).

         Meeting Fees - In addition, such directors also receive $1,000 per day for in-person meetings of the Board of Directors or other Committees on which the director serves. Fees for telephonic meetings are $500. Total annual compensation received by the Non-Officer Directors, therefore, is determined by the number of Committee and Board meetings attended each year.

         Expense Reimbursement - The Company also pays for the reasonable out-of-pocket expenses incurred by the Non-Officer Directors for attendance at Board of Directors and Committee meetings.

         Stock Options - As stated above, the stock option component of the director compensation program is designed to align the interest of the directors with those of the Company's shareholders. As such, upon appointment as a director, each Non-Officer Director is currently granted options to acquire 7,500 shares of Class B Common Stock. Subsequent grants for Non-Officer Directors who are not members of the Compensation Committee are determined periodically by the Board based on the recommendation of the Compensation Committee. Subsequent grants for members of the Compensation Committee are determined periodically by the Board. Such options are granted as non-qualified options under the Company's Incentive Stock Option Plan and generally vest ratably over five years. The shares acquired upon exercise are subject to a two-year forfeiture period, during which time they cannot be sold.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, the Company's directors and persons who own more than 10% of a registered class of the Company's equity securities to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2008 except that Jean Bellin, Rita Blesser, Terry Hatfield, Ronald Kanterman and Gerald Mitchell each filed one late report during fiscal 2008.

                       COMPENSATION COMMITTEE INTERLOCKS
                          AND INSIDER PARTICIPATION;
              TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Since June 2004, the Compensation Committee of the Board of Directors has deliberated and taken any required actions regarding the compensation of the Company's executive officers and reviewed the compensation process for the entire Company.

         Victor M. Hermelin, the founder and Chairman Emeritus of the Company and father of Marc S. Hermelin, received a salary, consulting fees and other compensation of $142,970, $156,060 and $7,077, respectively, during fiscal 2008.

         Marc S. Hermelin, the Chairman and Chief Executive Officer of the Company, is a partner in a partnership that leases certain real property to the Company. Lease payments made by the Company to the partnership for this property during fiscal 2008 totaled $273,819.

         In accordance with an investigation by a Special Committee of the Board of Directors of the Company's stock option grant practices, a remediation plan was developed by the Special Committee that recommended reimbursement of $1,401,000 by Mr. Hermelin. The recommended reimbursement was made by Mr. Hermelin in November 2007 by delivery to the Company of 45,531 shares of Class A Common Stock.

         David S. Hermelin, the son of Marc S. Hermelin, is a director and is employed by the Company as Vice President, Corporate Strategy and Operations Analysis. Pursuant to the terms of his employment agreement with the Company, for fiscal 2008, David S. Hermelin received a salary, earned incentive and other compensation of $277,178, $93,300 and $8,274, respectively, from the Company.

         Sarah R. Weltscheff is employed by the Company as Senior Vice President, Human Resource Management and Corporate Communications. Ms. Weltscheff and Marc S. Hermelin are married under religious law. For fiscal 2008, Ms. Weltscheff received a salary, earned incentive and other compensation of $343,608, $165,000, and $8,766, respectively, from the Company. In addition, Ms. Weltscheff exercised options during the fiscal year with a realized value of $1,242,745. Realized value is based on the difference between the market price of the stock on the date of exercise and the exercise price.

         Procedures for Approving Related Party Transactions
         ---------------------------------------------------

         Pursuant to the written policies and procedures adopted by the Board of Directors of the Company (the "Related Party Transaction Guidelines"), the Nominating and Corporate Governance Committee is responsible for reviewing, approving and ratifying all related party transactions. A related party transaction is any transaction in which the Company is a party, and in which an executive officer, director, nominee for director, a shareholder owning 5% or more of the Company's securities or any of such person's immediate family members, is a party or is known by the Company to have a direct or indirect material benefit. In cases where a member of the Nominating and Corporate Governance Committee is a party to the related party transaction, such member shall not participate in approving the transaction. Compensation paid to related parties or their immediate family members need not be approved if (1) the total compensation amount is less than $120,000 a year, or (2) the compensation has otherwise been approved by the Compensation Committee or the Board of Directors.

         In determining whether a related party transaction is in, or not opposed to, the Company's best interest, the Nominating and Corporate Governance Committee may consider any factors deemed relevant or appropriate, including (but not be limited to):

         o whether there are any actual or apparent conflicts of interest;

         o        the nature, size or degree of those conflicts;
         o        whether such conflicts may be mitigated;
         o the potential benefits and detriments to the Company of such related party transaction;
         o whether the nature or terms of the related party transaction are unusual; and
         o whether steps have been taken to ensure fairness to the Company.

         In making its decision, the Nominating and Corporate Governance Committee may consider the Company's compliance officer's written recommendation as to issues raised under the Company's Standard of Business Ethics Policy. In addition, the Nominating and Corporate Governance Committee may seek such additional information as it deems necessary, including, without limitation, any other legal or expert advice considered appropriate. All transactions above were approved under the Company's related party transaction guidelines.

                            EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

         The Compensation Committee of the Company's Board of Directors is responsible for establishing and periodically reviewing the Company's executive compensation philosophy and guiding principles. No less frequently than annually, the Compensation Committee evaluates its plans and policies against current and emerging competitive practices, legal and regulatory developments and corporate governance trends. The purpose of the review is to provide assurance that in light of the changing corporate environment, the Company's executive compensation program continues to help attract and retain the talent necessary to foster strong sales growth, long-term financial performance and shareholder returns.

Compensation and Benefits Philosophy
------------------------------------

         The Company's executive compensation program is designed with the goal of providing compensation that is fair, reasonable and competitive. The program is intended to help the Company recruit and retain highly qualified and experienced executives and to provide rewards that are linked to performance while also aligning the interests of executives with those of the Company's shareholders. The program is based on the following guiding principles:

         Performance - The Company believes the best way to accomplish alignment of compensation plans with the interest of its shareholders is to link executive pay directly to the Company's performance.

         Competitiveness - The Company's executive compensation and benefits program is designed to be competitive with those provided at companies in the pharmaceutical and drug delivery industries for similar talent. The benefits component of the program is designed to provide competitive levels of protection and financial security and is not based on individual performance.

         Cost - The Company's total compensation and benefit program is designed to be cost-effective and affordable, ensuring that the interests of the Company's shareholders are considered in determining executive pay levels. The Company seeks to adequately fund its executive compensation program while, at the same time, ensuring that enough funding remains for its short-term and long-term goals.

         The Company believes that its philosophy of aligning management and shareholder interests is an important element in creating an environment of trust and teamwork that furthers the long-term interests of the organization.

Components of Total Compensation
--------------------------------

         The Company's total compensation program for executive officers has two main components: direct compensation and benefit plans.

         The key components of direct compensation for executive officers are:

         Base salary - Base salary is designed to attract and retain highly experienced executives who can manage the Company to achieve its short-term and long-term strategic goals. Executive salaries are based on an individual's overall experience, Company tenure, level and scope of responsibility and the general and industry-specific business competitive environment.

         Cash earned incentives - This component of direct compensation is designed to place a significant portion of an executive's annual compensation at risk - that is, linked to both the Company's and the individual's annual performance. Cash earned incentives are based on individual performance, performance of the Company and performance of the department or division under the responsibility of the executive, measured in terms of the attainment of both defined and general objectives.

         Stock option grants - This component of direct compensation is designed to strengthen the link between compensation and returns for shareholders and, thereby, align management's interest in the Company's long-term success with the interests of the Company's shareholders. Awards granted to executive officers are discretionary under the Company's Incentive Stock Option Plan. The size of individual awards is dependent upon the executive's position, tenure and number of vested and previously exercised options.

         The above-described criteria are applied to each executive officer subjectively, based upon the Compensation Committee's evaluation of each executive officer's performance and value to the Company.

         Benefit plans for executive officers include:

         Insurance plans - The Company provides standard company-sponsored insurance plans to its employees, including the executive officers. The core insurance package includes health, dental, disability and basic group life insurance coverage. In general, executives participate in these benefits on the same basis as other Company employees.

         401(k) Plan - Through the Company's 401(k) Plan the named executive officers are provided an opportunity to save for retirement on a tax-favored basis. Participation in the 401(k) Plan is generally available to all Company employees the beginning of each pay period (except for union employees covered by a collective bargaining agreement). The Company matches employee contributions to the 401(k) Plan at 50% of the first 7% of the employee's contributions.

         Perquisites - Executives are generally provided a car allowance or use of a company car. The Chief Executive Officer is entitled to receive certain perquisites under the terms of his employment agreement, which are more fully described in the footnotes to the Summary Compensation Table under the heading "Other Compensation."

         Determining Benefit Levels. The Compensation Committee periodically reviews the benefits offered to the executives to ensure that the benefits program provided is competitive and cost-effective for the Company, and support its need for a qualified and experienced executive team. The benefits component of the executive compensation program is not tied to the Company's or individual performance.

         Establishing Overall Compensation Levels. The Company makes this decision based on the competitive market value for the area of responsibility as well as the education and experience of the executive.

         Direct compensation levels (base salary, cash earned incentive and stock option grant awards) are established based on performance. The performance factor consists of how well the individual executive and her or his area of responsibility performed against goals and objectives which were established before the fiscal year commenced as well as how the executive promoted an environment of results, teamwork and talent development in their areas of responsibility.

         Determining Incentive Compensation Allocation - Annual and Long-Term Incentives - The amount allocated to annual versus long-term compensation is determined based on the amount of available funding for the Company's overall compensation programs, including executive compensation. The overall funding levels are ultimately subject to the judgment and approval of the Compensation Committee to ensure an appropriate alignment with the interests of the Company's shareholders and the Company's ability to meet its long-term strategic goals. In determining individual executive officer pay levels, the Compensation Committee considers the total compensation to be delivered to individual executives and, as such, may exercise discretion in determining the portion allocated to annual versus long-term incentives. The Company believes this "total compensation" approach - permitting flexibility to shift the mix of annual and long-term compensation - provides the ability to align pay decisions with the short- and long-term needs of the business. It also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.

         Each named executive officer is evaluated on an annual basis and, to the extent the Compensation Committee determines to grant options to such named executive officer, options are typically granted at the end of the review period. The Company has not adopted any policy with respect to coordinating option grant dates with the release of material non-public information. Rather, the grant date with respect to any options granted to a named executive officer generally is the date the Compensation Committee determines to grant such options. In general, stock options are granted on a Company-wide basis on the last trading day of each fiscal quarter. As such, there may be times when the Compensation Committee grants options when the Board or Compensation Committee is in possession of material non-public information. The Compensation Committee typically does not take such information into account when determining whether and in what amount to make option grants.

Determining Individual Compensation Levels
------------------------------------------

         Named Executive Officers Other than the Chief Executive Officer. Compensation levels for named executive officers are determined based on the overall performance of the Company and individual performance, as well as the executive's experience and tenure at the Company.

         Individual performance objectives target specific areas for improvement or set specific goals against key performance indicators within an executive's area of responsibility. The objectives are proposed by the executive and approved by a committee that includes the Chief Executive Officer.

         (1) Base Salary. The Company grants regular, annual base salary
             -----------
increases to executives who are performing at or above expectations at the beginning of each fiscal year. Among other factors, annual increases seek to achieve an appropriate competitive level to account for increases in the cost of living and similar factors and/or to address changes in the external competitive market for a given position.

         (2) Cash Earned Incentives and Stock Option Awards. Cash earned
             ----------------------------------------------
incentives for executive officers are generally determined based on the terms of their individual Incentive Plans. These plans typically provide for a range of pay-outs expressed as a percentage of annual salary that are tied to the successful completion of the executive's individual and department performance objectives. At the end of the fiscal year, each executive's performance against his or her objectives is evaluated by a committee that includes the Chief Executive Officer to determine the incentive pay-out level per the Incentive Plan. These evaluations are submitted to the Compensation Committee for approval along with the Incentive Plan for review after the end of the fiscal year when incentive compensation decisions are made.

         The Company has adopted Incentive Compensation Plans with certain executive officers, for the fiscal year ended March 31, 2008, to reward achievement of certain corporate objectives, as determined at fiscal year end. The officer is entitled to receive a percentage of his/her base salary as determined by the percentage of goals achieved. If the employee is actively employed at fiscal year-end, incentives are payable in one lump sum within 90 days. If the participant is promoted or transferred within the Company to a position of greater or equal authority, all eligibilities under the plan terminate unless otherwise stipulated.

         The Company adopted fiscal 2008 Incentive Compensation Plans for Ronald J. Kanterman, Vice President and Chief Financial Officer, David A. Van Vliet, Chief Administration Officer, and Gregory S. Bentley, Senior Vice President and General Counsel, rewarding each for achieving specific objectives.

         Under the terms of his Incentive Compensation Plan, Mr. Kanterman was entitled to receive up to 15% of his base salary for achieving corporate objectives, projects and tasks and special projects assigned to his areas of responsibility. Based on his achievement of objectives under his Incentive Compensation Plan, Mr. Kanterman was awarded compensation of $42,900 for the 2008 fiscal year.

         Under the terms of his Incentive Compensation Plan, Mr. Van Vliet was entitled to receive up to 50% of his base salary for achieving business objectives for the pharmaceutical division and corporate objectives in the areas of human resource management and corporate communications. Mr. Van Vliet could receive up to 35% of his base salary for achieving business objectives for the pharmaceutical division and up to 15% of his base salary for achieving corporate objectives in the areas of human resource management and corporate communications. Based on his achievement of objectives under his Incentive Compensation Plan, Mr. Van Vliet was awarded compensation of $64,500 for the 2008 fiscal year.

         Under the terms of his Incentive Compensation Plan, Mr. Bentley was entitled to receive up to 30% of his base salary for achieving corporate objectives, projects and tasks and special projects assigned to his areas of responsibility. Based on his achievement of objectives under his Incentive Compensation Plan, Mr. Bentley was awarded compensation of $94,500 for the 2008 fiscal year.

         The Company did not adopt a fiscal 2008 Incentive Compensation Plan for Michael Anderson, Vice President of Industry Presence and Development. Mr. Anderson was awarded a discretionary bonus of $75,000 for the 2008 fiscal year.

         The Company believes that the design of its variable compensation program supports its overall compensation objectives by: allowing for significant differentiation of pay based on performance; providing the flexibility necessary to ensure that pay packages for the executive officers are competitive relative to the external market; and providing the Committee with the ability to deliver compensation in a manner that is linked to results that benefit the Company's shareholders, and appropriately reflects the contributions of each executive to the short- and long-term success of the Company.

         Chief Executive Officer. The Chief Executive Officer's compensation is based upon an evaluation of the compensation received by chief executive officers at similarly situated companies, historical performance of the Chief Executive Officer and the terms of his employment agreement. For a description of the compensatory elements of the employment agreement please refer to the information under "--Employment Arrangements with Named Executive Officers" below.

         Employment Arrangements with Named Executive Officers

         Chief Executive Officer

         The Company has an employment agreement with Marc S. Hermelin, Chairman and Chief Executive Officer, that commenced in 1996 and was extended in November 2004 through March 2010, and which automatically renews for successive 12-month periods thereafter unless terminated by Mr. Hermelin or the Company. Pursuant to the terms of his employment agreement, Mr. Hermelin's base compensation increases annually by the greater of the consumer price index (CPI) or 8%. Mr. Hermelin's base salary for fiscal 2008 was $1,383,847 and for fiscal 2007 was $1,281,764. In addition, Mr. Hermelin is entitled to receive an incentive bonus based on the Company's net income for each fiscal year. The annual bonus is calculated on and payable with respect to the level of net income reported by the Company for each fiscal year as follows: for net income of $200,000 and below, the bonus percentage is zero; for net income between $200,000 and $600,000, the bonus percentage is 5%; for net income between $600,000 and $3,000,000 the bonus percentage is 7%; for net income between $3,000,000 and $5,000,000, the bonus percentage is 6%; for net income between $5,000,000 and $10,000,000, the bonus percentage is 5%; and for net income in excess of $10,000,000, the bonus percentage is 4%.

         The bonus is payable in one or more of the following forms: stock options, shares of restricted stock, discounted stock options or cash, as agreed upon by the Company and Mr. Hermelin. Mr. Hermelin is also provided the use of a Company vehicle and an annual allowance up to $10,000 for personal financial planning services. Mr. Hermelin may elect to defer up to 50% of his base salary and up to 100% of any bonus during his employment pursuant to the terms of a Deferred Compensation Plan effective January 1, 1997. As of March 31, 2008, Mr. Hermelin has not elected to defer any compensation.

         Mr. Hermelin is also insured under life insurance policies for which the premiums are to be repaid to the Company out of policy proceeds, in accordance with split-dollar agreements between the Company and Mr. Hermelin dated July 1, 1990, November 8, 1991 and June 9, 1999. Mr. Hermelin has the right to name the beneficiaries of these insurance policies. Mr. Hermelin is entitled to participate in the Company's group life and health insurance programs or other comparable coverage at the Company's expense for the duration of his life.

         Upon his retirement, Mr. Hermelin is entitled to receive compensation for consulting services and consideration for complying with certain restrictive covenants, paid in the form of a single life annuity equal to 15% of final average base salary/bonus for each, and retirement benefits in the form of single life annuity payments equal to 30% of final average base salary/bonus. Such payments would be adjusted annually by the greater of CPI or 8% for the longer of ten years or life, and continue the longer of ten years or life, payable to his beneficiaries upon his death. Final average base salary/bonus is the average of total salary/bonus paid for the three highest consecutive years in the five-year period ending coincident with the retirement date.

         Under the terms of his employment agreement, Mr. Hermelin is entitled to benefits in the event of his termination other than voluntary termination, retirement or termination as a result of death or disability, or if his employment is terminated following a change in control of the Company. Please see "--Potential Payments Upon Termination or Change-in-Control" for a description of these benefits.

         Based on a recommendation from the Compensation Committee, in 2004 the Board of Directors approved an amendment to the Chief Executive Officer's employment agreement extending it to March 31, 2010. The recommendation to extend the agreement was based on the Chief Executive Officer's performance. The decision to extend the agreement considered the background and experience of the Chief Executive Officer relative to the Company, the historical performance of the Company during his tenure and the determination that provisions needed to be made for a succession plan in the event he was not available to continue as CEO for any reason.

         In 2004, the Compensation Committee engaged Watson Wyatt, a compensation, employee benefit and human resources consulting firm, to review the terms of Mr. Hermelin's employment agreement to determine if his compensation package and contract terms were fair and reasonable relative to industry standards and comparable peer groups. Watson Wyatt concluded that the sum of the financial components in the employment contract was competitive with the median total direct compensation of comparable peer group companies. While Mr. Hermelin's salary and bonus were at the high end of the range within the group, long-term incentives were low resulting in total compensation below the peer group's median.

         In reaching its conclusion, Watson Wyatt compared Mr. Hermelin's compensation to a peer group of 13 companies in the pharmaceutical industry similar in size to the Company. Mr. Hermlin's total direct compensation (base salary, bonus and stock option grants) was between the 25th percentile and median of the peer group. Mr. Hermelin's base salary and bonus were in the top quartile of the peer group, whereas his long-term incentives were below the 25th percentile of the peer group. Watson Wyatt noted that Mr. Hermelin had 31 years experience at the Company and 29 years as the Company's Chief Executive Officer, while the tenures of chief executives in the peer group ranged from one to 21 years with an average of 9.7 years.

         Watson Wyatt also concluded that the provisions of Mr. Hermelin's employment contract were within the range of market practices. It observed out that all provisions were within the market range, such as annual salary increase, the bonus formula, continued medical coverage and certain charitable contributions. Although Watson Wyatt noted that terms providing for retirement consulting arrangements and payments for non-compete covenants were not typical in employment agreements, it again pointed out that Mr. Hermelin's tenure was significantly longer than the chief executive officers of the peer companies.

         The Compensation Committee also reviewed a Bank of America report on chief executive officers' compensation in the specialty pharmaceutical industry. The Bank of America report reviewed compensation practices of 21 specialty pharmaceutical companies. Based on the report, Mr. Hermelin's then total compensation package of $2.6 million was less than both the median and average total compensation packages of $3.6 million and $4.5 million paid to chief executive officers in the specialty pharmaceutical sector. The study also provided, and the Compensation Committee considered, the mix of cash and non-cash (such as stock options) in chief executive officers' compensation packages, the dilutive effect of stock options granted to chief executive officers, and stock option compensation paid to the peer group chief executive officers.

         Other Named Executive Officers

         Consistent with the Company's executive compensation program, the other named executive officers have employment agreements (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance.

         Chief Financial Officer

         The Company has an employment agreement with Ronald J. Kanterman, Vice President and Chief Financial Officer that commenced on January 26, 2004, and which was amended effective March 23, 2008, upon his appointment as Chief Financial Officer. The agreement renews for successive 12-month periods unless terminated by the Company or Mr. Kanterman. The employment agreement, as amended, provides for a base salary of $330,000, subject to the Company's normal compensation review. Mr. Kanterman may be entitled to stock options as provided in a separate stock option agreement. In connection with his appointment as Chief Financial Officer, Mr. Kanterman was awarded options to acquire 25,000 shares of the Company's Class A Common Stock. In addition, Mr. Kanterman received an incentive bonus based on his participation in an Incentive Plan, which gave Mr. Kanterman the opportunity to earn up to 15% of his base salary, based upon meeting certain performance criteria.

         Under the terms of his employment agreement, Mr. Kanterman is entitled to benefits if his employment is terminated without cause. Please see "--Potential Payments Upon Termination or Change-in-Control" for a description of these benefits.

         The employment agreement also contained restrictive covenants preventing Mr. Kanterman from competing against the Company or soliciting customers or employees of the Company for a period of 36 months after the end of his employment with the Company.

         Chief Administration Officer

         The Company has an employment agreement with David A. Van Vliet, Chief Administration Officer, that commenced on September 29, 2006 and automatically renews for successive 12-month periods unless terminated by the Company or Mr. Van Vliet. Mr. Van Vliet's base salary in fiscal 2008 was $371,035 and for fiscal 2007 was $350,000. In addition, Mr. Van Vliet received an incentive bonus based on his participation in an Incentive Plan, which gave Mr. Van Vliet the opportunity to earn up to 50% of his base salary, based upon meeting certain performance criteria. Mr. Van Vliet had a guaranteed incentive of $72,916 for his first five months of employment. Mr. Van Vliet is also provided with use of a company vehicle.

         Mr. Van Vliet is also eligible to receive stock-based awards under the Company's Incentive Stock Option Plan. He has received a grant of stock options with respect to 100,000 shares of KV Class A Common Stock. Mr. Van Vliet is also eligible to participate in the Company's Profit Sharing and 401(k) Plans.

         Under the terms of his employment agreement, Mr. Van Vliet is entitled to benefits if his employment is terminated by the Company without cause or if his employment is terminated following a change of control of the Company. Please see "--Potential Payments Upon Termination or
Change-in-Control" for a description of these benefits.

         The employment agreement also contains restrictive covenants preventing Mr. Van Vliet from competing against the Company or soliciting customers or employees of the Company for a period of 36 months after the end of his employment with the Company.

         Vice President, Industry Presence and Development

         The Company has an employment agreement with Michael S. Anderson, Vice President, Industry Presence and Development, that commenced on May 23, 1994 and was subsequently amended on May 5, 1997, February 16, 2000, and February 20, 2006 and automatically renews for successive 12-month periods until terminated by the Company or Mr. Anderson. Mr. Anderson's base salary was $344,300 for fiscal 2008 and in fiscal 2007 was $332,000 effective February 20, 2006.

         Under the terms of his employment agreement, Mr. Anderson is entitled to benefits if his employment is terminated by the Company without cause or if his employment is terminated following a change of control of the Company. Please see "--Potential Payments Upon Termination or Change-in-Control" for a description of these benefits.

         The employment agreement also contains restrictive covenants preventing Mr. Anderson from competing against the Company or soliciting customers or employees of the Company for a period of 36 months after the end of his employment with the Company.

         Senior Vice President and General Counsel

         The Company has an employment agreement with Gregory S. Bentley, Senior Vice President and General Counsel, that commenced on April 24, 2006 and automatically renews for successive 12-month periods until terminated by the Company or Mr. Bentley. Mr. Bentley's base salary was $315,680 for fiscal 2008 and in fiscal 2007 was $300,000. In addition, Mr. Bentley received an incentive bonus based on his participation in an Incentive Plan, which gave Mr. Bentley the opportunity to earn up to 30% of his base salary, based upon meeting certain performance criteria.

         Under the terms of his employment agreement, Mr. Bentley is not entitled to benefits if his employment is terminated by the Company without cause or if his employment is terminated following a change of control of the Company.

         The employment agreement also contains restrictive covenants preventing Mr. Bentley from competing against the Company or soliciting customers or employees of the Company for a period of 36 months after the end of his employment with the Company.

         Former Chief Financial Officer

         Gerald R. Mitchell served as our Vice President and Chief Financial Officer until his retirement in March 2008. Mr. Mitchell notified the Company of his intention to retire approximately three years ago in order to allow the Company sufficient time to identify and hire a successor. Effective March 23, 2008, Mr. Mitchell retired from the Company and resigned from the Company's Board of Directors.

         The Company had an employment agreement with Mr. Mitchell, which was amended and restated in 1994. Mr. Mitchell initially received base compensation of $130,400 in 1994, subject to the Company's normal compensation review. Mr. Mitchell also received a company vehicle. Mr. Mitchell was entitled to stock options as provided in separate stock option agreements.

         Under the terms of his employment agreement, Mr. Mitchell was entitled to benefits if his employment was terminated following a change in control of the Company. Please see "--Potential Payments Upon Termination or Change-in-Control" for a description of these benefits.

         The employment agreement also contained restrictive covenants preventing Mr. Mitchell from competing against the Company or soliciting customers or employees of the Company for a period of 36 months after the end of his employment with the Company.

         In connection with his retirement, the Company entered into a consulting agreement with Mr. Mitchell with an initial term of 24 months from its effective date, and which renews for successive 12-month periods unless terminated by the Company or Mr. Mitchell.

         Under the consulting agreement, Mr. Mitchell will provide up to 80 hours per month of consulting services at an hourly rate of $115 per hour. The consulting agreement provides for a guaranteed minimum of 80 hours per month for the first year. Mr. Mitchell will also be entitled to reimbursement of expenses incurred in providing services to the Company under the consulting agreement. Any stock options previously granted to Mr. Mitchell will continue to be exercisable, and with respect to unvested options vest and become exercisable, for so long as the consulting agreement is in effect.

         The consulting agreement also provides that the restrictive covenants in Mr. Mitchell's employment agreement that prevent him from competing against the Company or soliciting customers or employees of the Company for a period of 36 months after the end of his employment with the Company will remain in force and will be unaffected by the consulting agreement.

         The Impact of Accounting and Tax Treatments on Forms of Compensation
Paid

         Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to named executive officers. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation exceeding $1 million paid to the Chief Executive Officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met.


         SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding the annual and long-term compensation for services rendered to us in all capacities for the fiscal years ended March 31, 2008 and 2007 of those persons who were (1) our principal executive officer, (2) our principal financial officer, (3) the three most highly compensated executive officers other than the principal executive officer and principal financial officer who were serving as executive officers at fiscal-year end, and (4) one individual, Gerald R. Mitchell, who was not serving as an executive officer at fiscal-year end (each, a "named executive officer" and collectively, the "named executive officers").

----------------------------------------------------------------------------------------------------------------------------
                                                                                     CHANGE IN
                                                                                    PENSION VALUE
                                                                                        AND
                                                                     NON-EQUITY     NONQUALIFIED
                                                                     INCENTIVE        DEFERRED           ALL
    NAME AND                                            OPTION          PLAN        COMPENSATION        OTHER
   PRINCIPAL       FISCAL      SALARY       BONUS      AWARDS ($)   COMPENSATION      EARNINGS       COMPENSATION   TOTAL
    POSITION        YEAR        ($)          ($)          (1)          ($) (2)         ($) (3)         ($) (4)       ($)
----------------------------------------------------------------------------------------------------------------------------
Marc S.             2008     1,383,847          -             -       4,276,735       2,232,000         775,909   8,668,491
Hermelin,         ----------------------------------------------------------------------------------------------------------
Chairman of the     2007     1,281,764          -             -       2,545,857         877,000         602,652   5,307,273
Board and Chief
Executive
Officer
----------------------------------------------------------------------------------------------------------------------------
Ronald J.           2008       298,975          -        34,470          42,900               -           8,510     384,855
Kanterman         ----------------------------------------------------------------------------------------------------------
Vice President      2007       280,420     35,000        34,296               -               -           5,726     355,442
and Chief
Financial
Officer
----------------------------------------------------------------------------------------------------------------------------
Michael S.          2008       344,300     75,000       113,186               -               -           8,621     541,107
Anderson Vice     ----------------------------------------------------------------------------------------------------------
President,          2007       332,000    166,000       113,028               -               -          13,582     624,610
Industry                                      (5)
Presence and
Development
----------------------------------------------------------------------------------------------------------------------------
Gregory S.          2008       315,680          -        25,105          94,500               -           8,563     443,848
Bently, Senior    ----------------------------------------------------------------------------------------------------------
Vice President      2007       273,071     90,000        18,863               -               -           3,884     385,818
and General
Counsel
----------------------------------------------------------------------------------------------------------------------------
David A. Van        2008       371,035     52,628       144,549          64,500               -           8,593     641,305
Vliet             ----------------------------------------------------------------------------------------------------------
Chief               2007       176,641     72,916        74,914               -               -           3,170     327,641
Administration                                (7)           (7)
Officer (6)
----------------------------------------------------------------------------------------------------------------------------
Gerald R.           2008       224,769          -        15,734               -               -           8,774     249,277
Mitchell,         ----------------------------------------------------------------------------------------------------------
Former Vice         2007       208,526     50,000        16,213               -               -          12,511     287,250
President and                                 (8)
Chief Financial
Officer
----------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Option awards represent the compensation expense recognized by us for financial statement reporting purposes for fiscal 2008 in accordance with SFAS 123(R). Grant date fair value is based on the Black-Scholes option pricing model on the date of grant. For additional discussion on the valuation assumptions used in determining the compensation expense, see "--Stock-Based Compensation" in Note 16 of the Notes to our Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

(2) Non-equity incentive plan compensation represents payment for fiscal 2008 under our annual cash incentive award programs. For additional discussion of our annual cash incentive award programs, see "--Cash Earned Incentives and Stock Option Awards" above under the heading "Compensation Discussion and Analysis."

                                      27


(3) Per the terms of his employment agreement, Mr. Hermelin is entitled to receive retirement compensation paid in the form of a single life annuity equal to 30% of his final average compensation payable each year beginning at retirement and continuing for the longer of ten years or life. Based on this agreement, we recognized expense of $2,232,000 and $877,000 for fiscal 2008 and 2007, respectively, in accordance with APB No. 12, Omnibus Opinion, as amended by SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("APB 12"), based on an annual actuarial valuation of the liability assuming retirement at age 75.

(4)  All other compensation includes the following:


Fiscal 2008

                                    CAR      401(k)   SPLIT DOLLAR     GROUP TERM        OTHER      TOTAL OTHER
                                 ALLOWANCE   MATCH   LIFE INSURANCE   LIFE INSURANCE  PERQUISITES   COMPENSATION
NAME                                ($)       ($)         ($)             ($)             ($)           ($)
----                             ---------   ------  --------------   --------------  -----------   ------------
Marc S. Hermelin                    3,554     8,519      507,326        11,990          244,520        775,909
Ronald J. Kanterman                     -     8,362            -           148               -           8,510
Michael S. Anderson                     -     8,306            -           315               -           8,621
Gregory S. Bentley                      -     8,295            -           268               -           8,563
David A. Van Vliet                      -     8,450            -           143               -           8,593
Gerald R. Mitchell                      -     7,983            -           791               -           8,774


Fiscal 2007

                                    CAR      401(k)   SPLIT DOLLAR     GROUP TERM        OTHER      TOTAL OTHER
                                 ALLOWANCE   MATCH   LIFE INSURANCE   LIFE INSURANCE  PERQUISITES   COMPENSATION
NAME                                ($)       ($)         ($)              ($)            ($)           ($)
----                             ---------   ------  --------------   --------------  -----------   ------------
Marc S. Hermelin                    2,072     7,765      508,794           495         83,526        602,652
Ronald J. Kanterman                     -     5,588            -           138              -          5,726
Michael S. Anderson                 4,297     8,968            -           317              -         13,582
Gregory S. Bentley                      -     3,636            -           248              -          3,884
David A. Van Vliet                      -     3,096            -            74              -          3,170
Gerald R. Mitchell                  4,147     7,602            -           762              -         12,511


     Other compensation for Mr. Hermelin includes $507,326 and $508,794 for fiscal 2008 and 2007, respectively, of premiums paid by us under split-dollar life insurance agreements with Mr. Hermelin dated July 1, 1990, November 8, 1991 and June 9, 1999. Under the terms of the agreements, the policies are collaterally assigned to us to secure repayment of the premiums paid by us, which are to be paid out of the cash surrender value of the policies if the policies are terminated or canceled, or from the death benefit proceeds if Mr. Hermelin should die while the agreements and policies remain in force. Mr. Hermelin has the right to name the beneficiaries of these insurance policies. The policies have a total death benefit of $19.5 million. Cumulative premiums paid since the date of the agreements total $4,627,717. We have recorded the cash surrender value of the policies as an asset, the value of which was $4,152,229 as of March 31, 2008. During fiscal 2008, the cash surrender value of the policies increased by $415,735, which when compared to the premiums paid of $507,326 resulted in a net cost to the Company of $91,591.

     Other perquisites for Mr. Hermelin include the following:

     Disability Insurance - Under the terms of his employment agreement, we are required to provide disability insurance for Mr. Hermelin equal to 60% of his base salary. The value of the disability protection is imputed


                                      28


     to Mr. Hermelin currently in order for the ultimate disability benefits to be tax-free. The amount of compensation relative to this perquisite for fiscal 2008 and 2007 was $9,380 and $13,934, respectively.

     Vacation Payout - Under the terms of his employment agreement, Mr. Hermelin is entitled to either carry over up to eight weeks of vacation days or receive a cash payment equal to the pro rata amount of his base salary for the portion of his vacation period not taken. The amount of vacation paid out in fiscal 2008 to Mr. Hermelin was $159,675.

     Tax Gross-up - Represents the amount payable under the employment agreement for taxes due on the imputed value of life and disability insurance. The amount of tax gross-up was $65,465 and $59,592 for fiscal 2008 and 2007, respectively.

     Financial Services - Under the terms of his employment agreement, Mr. Hermelin is entitled to an annual allowance of up to $10,000 to be used for tax preparation, estate planning and similar financial services. The amount of compensation relative to this perquisite for fiscal 2008 and 2007 was $10,000 and $10,000, respectively.

(5) Mr. Anderson was guaranteed a one-time bonus of $166,000 for fiscal 2007 per the terms of his Fiscal 2007 Incentive Compensation Plan.

(6) Mr. Van Vliet joined the Company in October 2006. His salary for fiscal 2007 covers the period October 1, 2006 through March 31, 2007.

(7) Mr. Van Vliet was guaranteed a bonus of $72,916 for fiscal 2007 per the terms of his employment offer. In addition, he received a stock option grant of 100,000 shares of Class A Common Stock under the terms of our 2001 Incentive Stock Option Plan in fiscal 2007.

(8) Mr. Mitchell received a discretionary bonus for his individual performance for fiscal 2007 as recommended at the end of the fiscal year by the Chairman and CEO and subsequently approved by the Compensation Committee.

                          GRANTS OF PLAN-BASED AWARDS

The following table provides information about equity and non-equity awards granted to named executive officers for fiscal 2008:

                                                                          ALL OTHER
                                                                           OPTION
                                          ESTIMATED POSSIBLE PAYOUTS       AWARDS:                       GRANT DATE
                                               UNDER NON-EQUITY           NUMBER OF   EXERCISE OR        FAIR VALUE
                                           INCENTIVE PLAN AWARDS(1)       SECURITIES   BASE PRICE         OF STOCK
                                        ------------------------------    UNDERLYING   OF OPTION         AND OPTION
                                        THRESHOLD   TARGET    MAXIMUM      OPTIONS      AWARDS             AWARDS
NAME                       GRANT DATE      ($)        ($)       ($)          (#)        ($/SH)             ($)(2)
----                      ------------  ---------  --------- ---------   ------------  -------------    ------------
Marc  S. Hermelin (3)            N/A        0      4,276,735       0            0           0                    0

Ronald J. Kanterman (4)    3/31/2008        0              -       -       25,000       24.96              332,607
                                 N/A        0         42,900  44,846            -           -                    -

Michael S. Anderson (5)          N/A        0              0       0            0           0                    0

Gregory S. Bentley (6)           N/A        0         94,500  94,704            0           0                    0

David A. Van Vliet (7)           N/A        0         64,500 185,518

Gerald R. Mitchell (8)           N/A        0              0       0            0           0                    0

---------------------
     (1) We provide performance-based annual cash incentive awards to our Chief Executive Officer under the terms of his employment agreement and to certain of our executive officers under individual Fiscal 2008 Incentive Compensation Plans. These columns indicate the ranges of possible payouts targeted for fiscal 2008 performance under the applicable annual cash incentive


                                      29


           award plan for each named executive officer. Actual cash incentive awards for fiscal 2008 performance are set forth in the "Summary Compensation Table." For additional discussion on our annual cash incentive award programs, see "--Cash Earned Incentives and Stock Option Awards" above under the heading "Compensation Discussion and Analysis."

     (2) The grant date fair value of stock option awards is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date, in accordance with SFAS 123(R). For additional discussion on the valuation assumptions used in determining the grant date fair value and the accounting for stock options, see Share-Based Compensation in Note 16 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

     (3) The target amount is the result of applying the bonus formula in Mr. Hermelin's employment agreement (see "--Employment Arrangements With Named Executive Officers" for a description of the formula) to the Company's net income for fiscal 2008. There are no threshold, target or maximum amounts established for Mr. Hermelin's non-equity incentive compensation. The terms of his employment agreement determine the amount earned.

     (4) The target amount represents the actual non-equity incentive plan pay-out to Messrs. Kanterman, Bentley and Van Vliet for fiscal 2008 under the terms of their respective incentive plans. Under the plans the officers had the ability to earn up to the following percentage of their respective base salaries in incentive pay, which are shown as the maximum pay-out: Mr. Kanterman, 15%; Mr. Bentley, 30%; and Mr. Van Vliet, 50%. There are no threshold or target amounts established under these incentive plans.

                        INFORMATION AS TO STOCK OPTIONS

The following tables list certain information concerning option exercises and option holdings as of the end of fiscal 2008 of options held by the named executive officers to acquire shares of Class A Common Stock and Class B Common Stock (the amounts in the table reflect the effect of repricing certain stock options as a result of the Special Committee's investigation into the Company's stock option grant practices. See "Explanatory Note" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2007).

                                   OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

------------------------------------------------------------------------------------------------------------------
                              NUMBER OF             NUMBER
                             SECURITIES         OF SECURITIES
                             UNDERLYING          UNDERLYING
                             UNEXERCISED         UNEXERCISED          OPTION           OPTION       OPTION GRANT
                             OPTIONS (#)         OPTIONS (#)         EXERCISE        EXPIRATION      DATE FAIR
          NAME               EXERCISABLE        UNEXERCISABLE       PRICE ($)           DATE          VALUE $
------------------------------------------------------------------------------------------------------------------
Marc S. Hermelin             100,000                    0             25.04          5/10/2008       1,061,334



------------------------------------------------------------------------------------------------------------------
Ronald J. Kanterman           12,500               12,500             24.56          3/26/2014         386,660
                               2,500               22,500             24.96          3/31/2018         332,607


------------------------------------------------------------------------------------------------------------------


                                     30


------------------------------------------------------------------------------------------------------------------
Michael S. Anderson           45,000               30,000 (2)         24.12          3/31/2011         992,977
                               2,500                2,500 (3)         23.09          5/21/2014          74,824


------------------------------------------------------------------------------------------------------------------
Gregory S. Bentley             7,500               17,500 (4)         18.66          6/30/2016         283,441


------------------------------------------------------------------------------------------------------------------
David A. Van Vliet            18,500               81,500 (5)         23.70         10/05/2016       1,420,320
                               5,000                   -              25.23          6/29/2009          73,283
                               2,000                  500             17.85          9/10/2009          26,973
                               1,500                1,000             19.99          11/1/2010          30,067
------------------------------------------------------------------------------------------------------------------
Gerald R. Mitchell             3,000                7,000 (1)         19.99         11/01/2015         131,477


------------------------------------------------------------------------------------------------------------------

---------------------
(1) Option granted on 11/01/2005 and vests ratably as to 10% per year from date of grant.
(2) Option granted on 3/31/2006 and vests ratably as to 20% per year from date of grant.
(3) Option granted on 5/21/2004 and vests ratably as to 10% per year from date of grant.
(4) Option granted on 3/31/2006 and vests ratably as to 10% per year from date of grant.
(5) Option granted on 10/05/2006 and vests ratably as to 10% per year from date of grant.

                          OPTION EXERCISES AND STOCK VESTED

-------------------------------------------------------------------------------------
                                                NUMBER OF               VALUE
                                                  SHARES              REALIZED
                                               ACQUIRED ON               ON
                                                 EXERCISE             EXERCISE
                  NAME                             (#)                   (a)
-------------------------------------------------------------------------------------
           Gerald R. Mitchell                       13,655              $272,952
-------------------------------------------------------------------------------------

---------------------
        (a) Value realized on exercise is determined based on the difference between the market price of the stock on the date of exercise and the exercise price. Shares are considered exercised upon completion of a two-year forfeiture period.





                                          PENSION PLANS

                                                                                   PAYMENTS
                                                         PRESENT VALUE OF         DURING LAST
             NAME                 PLAN NAME            ACCUMULATED BENEFIT        FISCAL YEAR
             ----                 ---------            -------------------        -----------
             Marc S.                 K-V                    $8,550,000                $0
             Hermelin           Pharmaceutical
                                   Company
                                Non-Qualified
                               Retirement Plan

         Under the terms of his employment agreement, Mr. Hermelin is entitled to receive retirement compensation paid in the form of a single life annuity equal to 30% of his final average compensation payable each year at the beginning of retirement and continuing for the longer of ten years or life. Final average compensation is based on the highest compensation (including bonuses) earned during the three consecutive years of the five-year period ending immediately prior to the retirement date. The present value of the accumulated benefit assumes retirement at age 75, a 10% annual increase in the Company's net income for purposes of estimating future non-equity incentive payments, and a 6% discount rate. If Mr. Hermelin were to retire at age 66 (his age at the end of fiscal year 2008) the present value of the accumulated benefit would increase to $18,219,000.

         In addition, the employment agreement entitles Mr. Hermelin to consulting compensation for up to 300 hours annually and additional compensation in consideration for complying with certain restrictive covenants each equal to 15% of final average compensation payable in the form of a single life annuity for the longer of ten years or life.

         Retirement expense is recognized under the requirements of APB 12. Under APB 12, to the extent the terms of the contract attribute all or a portion of the expected future benefits to a period of service greater than one year, the cost of those benefits are accrued over that period of the employee's service in a systematic and rational manner. The method used for this calculation allocates expense to each year as the difference between the present value of accrued benefits (based upon updated compensation and discount rates) at the end of the fiscal year and the beginning of the fiscal year. The present value of the accumulated benefit is unfunded.

         There are no defined benefit arrangements for the other named executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

         Certain of the Company's named executive officers are entitled, pursuant to employment agreements, to benefits upon termination of employment or termination of employment after a change of control of the Company. The following discussion provides information with respect to payments to which named executive officers are entitled upon termination of employment or following termination resulting from a change in control of the Company. The dollar amounts described below assume that the triggering event for each named executive officer occurred at March 31, 2008. For additional discussion regarding employment agreements with named executive officers, including discussion of conditions and obligations applicable to the receipt of the payments described below, see "--Employment Arrangements with Named Executive Officers" above under "Compensation Discussion and Analysis."

         Under the terms of his employment agreement, Mr. Hermelin is entitled to benefits if his employment with the Company is terminated other than as a result of a voluntary termination, his retirement or his termination as a result of death or disability or if his employment is terminated following a change of control of the Company.

         In the event of his termination other than voluntary termination, retirement or termination as a result of death or disability, Mr. Hermelin is entitled to receive an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary. In addition, all stock options would become immediately vested and available for exercise up to two years following termination. Assuming that Mr. Hermelin's employment was terminated as of March 31, 2008, the value of these benefits would be:

      Base salary                                             $1,592,804
      Undiscounted value of 36 monthly payments                3,583,809
                                                              ----------
      Total value                                             $5,176,613
                                                              ==========

         In the event of a termination following a change of control of the Company, Mr. Hermelin has the right to elect to receive either the payments described above or a lump sum cash payment equal to 2.5 times his base salary, bonus payments over the 30 months following termination as if he had continued in his position, acceleration of stock options, employee benefits for 30 months following termination and unconditional retirement compensation equal to 60% of his final average compensation payable in the form of a single life annuity. In addition, Mr. Hermelin is entitled to a gross-up payment for any payments made for a termination following a change of control that would be considered excess parachute payments under Section 280G(b) and subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. Assuming that Mr. Hermelin's employment was terminated as of March 31, 2008 following a change of control, the value of these benefits to Mr. Hermelin would be approximately $40,124,161 calculated as follows:

                   2.5x base salary                                 $ 3,982,010
                   Bonus (a)                                          9,820,409
                   Acceleration of stock options (b)                         -
                   Retirement compensation (c)                       21,371,000
                   Employee benefits (d)                                273,396
                   Tax gross-up  for Section 280G payments (e)        4,677,346
                                                                    -----------
                     Total value                                    $40,124,161
                                                                    ===========

                  ---------------------
                  (a) Represents the total amount of estimated bonuses to be paid over the 30 months following termination assuming a 10% annual increase in net income for each of the fiscal 2009 and 2010, which are the years included in the 30-month period following the triggering event. The bonus for fiscal 2008 is excluded from the table as the triggering event is assumed to have occurred on the last day of the performance period and thus the pay out would be the same as if the termination had not occurred.

                  (b)   Mr. Hermelin currently has no unvested stock options.

                  (c) Represents the present value of the accumulated benefit assuming Mr. Hermelin retired on March 31, 2008.

                  (d) Represents the benefits to be paid to Mr. Hermelin including car allowance, 401(k) match, group term insurance, disability insurance, medical benefits and financial services allowance, over the 30 months following termination assuming no increase in cost over the cost incurred for the 12 months ended March 31, 2008.

                  (e) Represents the tax reimbursement needed to provide the benefit outlined in the employment agreement related to the excise tax imposed by Internal Revenue Code
                        Section 4999 with respect to excess parachute payments computed under Internal Revenue Code Section 280G(b).

         In the event that Mr. Hermelin's employment is terminated as a result of his death, his employment agreement provides that the Company will make a charitable contribution in the amount of $500,000 to a charity selected by Mr. Hermelin.

         Under the terms of his employment agreement, Mr. Anderson is entitled to benefits if his employment is terminated by the Company without cause or if his employment is terminated following a change of control of the Company.

         In the event of involuntary termination, except for cause, Mr. Anderson is entitled to receive severance pay equal to one-half of his annual salary payable in 12 equal installments, 12 months of continued medical, disability and term life insurance coverage and acceleration of unvested stock options to be immediately exercisable. Assuming that Mr. Anderson's employment was terminated as of March 31, 2008, the value of these benefits would be approximately $209,932 calculated as follows:

                  0.5x base salary                                  $178,548
                  Acceleration of stock options (a)                   29,875
                  Employee benefits (b)                                1,509
                                                                    --------
                    Total value                                     $209,932
                                                                    ========

                  ---------------------
                  (a) Represents the aggregate value of the acceleration of unvested stock options based on the spread between the closing price of our Class A Common Stock on March 31, 2008 of $24.96 and the exercise price of the option.

                  (b) Represents the benefits paid for Mr. Anderson including group term insurance, disability insurance and medical benefits.

         In the event of a termination following a change of control of the Company, Mr. Anderson is entitled to receive severance pay equal to 1.5 times base compensation plus any bonus that would be payable to him for 18 months following termination, and continued medical benefits for 24 months. In addition, any outstanding stock options will fully vest and remain exercisable for 90 days following termination. Assuming that Mr. Anderson's employment was terminated as of March 31, 2008 following a change of control, the value of these benefits to Mr. Anderson would be approximately $729,229 calculated as follows:

                  1.5x base salary                                  $535,643
                  Bonus (a)                                          160,693
                  Acceleration of stock options (b)                   29,875
                  Employee benefits (c)                                3,018
                                                                    --------
                  Total value                                       $729,229
                                                                    ========

                  ---------------------
                  (a) Represent estimated bonus to be paid assuming an annual bonus of 30% of his base salary prorated over 18 months.

                  (b) Represents the aggregate value of the acceleration of unvested stock options based on the spread between the closing price of our Class A Common Stock on March 31, 2008 of $24.96 and the exercise price of the option.

                  (c) Represents the benefits to be paid to Mr. Anderson including group term life insurance and medical benefits over the next 24 months assuming no increase in cost over the cost incurred for the 12 months ended March 31, 2008.

         Under the terms of his employment agreement, Mr. Van Vliet is entitled to benefits if his employment is terminated by the Company without cause or if his employment is terminated following a change of control of the Company. In either case, Mr. Van Vliet is entitled to receive severance pay equal to his annual base salary in effect at the date of termination, continued benefits over the 12-month period and acceleration of unvested stock options to become immediately exercisable. Assuming that Mr. Van Vliet's employment was terminated as of March 31, 2008 either by the Company without cause or following a change of control of the Company, the value of these benefits would be approximately $519,217 calculated as follows:

                  Annual base salary                                $406,585
                  Acceleration of stock options (a)                  111,295
                  Employee benefits (b)                                1,337
                                                                    --------
                  Total value                                       $519,217
                                                                    ========

                  ---------------------
                  (a) Represents the aggregate value of the acceleration of unvested stock options based on the spread between the closing prices of our Class A and Class B Common Stock on March 31, 2008 of $24.96 and $25.12, respectively, and the exercise price of the option.

                  (b) Represents the benefits to be paid to Mr. Van Vliet including 401(k) match, group term life insurance and medical benefits over the next 12 months assuming no increase in cost over the cost incurred for the 12 months ended March 31, 2008.

         Under the terms of his employment agreement, Mr. Kanterman is entitled to benefits if his employment is terminated by the Company without cause. In such event, Mr. Kanterman is entitled to receive severance pay equal to one-half of his annual salary payable in six equal installments and six months of continued medical, disability and term life insurance coverage. Assuming that Mr. Kanterman's employment was terminated as of March 31, 2008, the value of these benefits would be approximately $165,671 calculated as follows:

                  0.5x base salary                                  $165,000
                  Employee benefits (b)                                  671
                                                                    --------
                    Total value                                     $165,671
                                                                    ========

                  ---------------------
                  (a) Represents the benefits paid for Mr. Kanterman including group term insurance, disability insurance and medical benefits.

         Gregory S. Bentley's employment agreement with the Company does not contain provisions related to severance or change of control. Mr. Bentley is entitled to at least 120 days' notice of termination and is entitled to receive his normal compensation for such period, even if the Company exercises its option to request that Mr. Bentley not work during the notice period. Except for this situation, Mr. Bentley is only entitled to benefits upon termination or upon a change of control of the Company that are generally available to the Company's salaried employees.

         EQUITY COMPENSATION PLAN INFORMATION

         The following information regarding compensation plans of the Company is furnished as of March 31, 2008.

                                         EQUITY COMPENSATION PLAN INFORMATION
                                            REGARDING CLASS A COMMON STOCK

----------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                 NUMBER OF SECURITIES TO BE                                  FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF     WEIGHTED-AVERAGE EXERCISE    EQUITY COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,         PRICE OF OUTSTANDING        (EXCLUDING SECURITIES
                                    WARRANTS AND RIGHTS      OPTIONS, WARRANTS AND RIGHTS   REFLECTED IN COLUMN (a))
                                    -------------------      ----------------------------   ------------------------
         PLAN CATEGORY                      (a)                          (b)                          (c)
Equity compensation plans
approved by security holders (1)         3,697,049                      $19.09                       96,405

Equity compensation plans not
approved by security holders                    --                          --                           --
                                         ---------                      ------                       ------
             Total                       3,697,049                      $19.09                       96,405
                                         =========                      ======                       ======

---------------------
(1) Consists of the Company's 1991 and 2001 Incentive Stock Option Plans. See Note 16 of Notes to Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2008.

                                         EQUITY COMPENSATION PLAN INFORMATION
                                            REGARDING CLASS B COMMON STOCK

----------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                 NUMBER OF SECURITIES TO BE                                  FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF     WEIGHTED-AVERAGE EXERCISE    EQUITY COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,         PRICE OF OUTSTANDING        (EXCLUDING SECURITIES
                                    WARRANTS AND RIGHTS      OPTIONS, WARRANTS AND RIGHTS   REFLECTED IN COLUMN (a))
                                    -------------------      ----------------------------   ------------------------
         PLAN CATEGORY                      (a)                          (b)                         (c)
Equity compensation plans
approved by security holders (1)          263,415                      $14.85                     1,212,500

Equity compensation plans not
approved by security holders                   --                          --                            --
                                          -------                      ------                     ---------
             Total                        236,415                      $14.85                     1,212,500
                                          =======                      ======                     =========

---------------------
(1) Consists of the Company's 1991 and 2001 Incentive Stock Option Plans. See Note 16 of Notes to Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2008.

                         COMPENSATION COMMITTEE REPORT

         In fulfilling its oversight responsibilities with respect to the Compensation Disclosure and Analysis included in this Proxy Statement the Compensation Committee, among other things, has:

     o reviewed and discussed the Compensation Disclosure and Analysis with management; and

     o following such review, the Compensation Committee approved the inclusion of such Compensation Disclosure and Analysis in this proxy statement.

                                  Respectfully submitted,

                                  THE COMPENSATION COMMITTEE OF THE
                                  BOARD OF DIRECTORS OF K-V
                                  PHARMACEUTICAL COMPANY
                                  Jonathon E. Killmer, Chairman
                                  Norman D. Schellenger, Member


NOTWITHSTANDING ANYTHING SET FORTH IN ANY OF OUR PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE IN ANY SUCH FILINGS.

                           PROPOSAL 5 - APPROVAL OF
                                 AMENDMENT TO
                       2001 INCENTIVE STOCK OPTION PLAN


        At the meeting, you will be asked to approve an amendment to the Company's 2001 Incentive Stock Option Plan (the "2001 Plan") to increase the shares of Class A Common Stock available for issuance under the 2001 Plan by 3,000,000 shares.

        The 2001 Plan was originally approved by our Board of Directors in January 2002 and by our shareholders in July 2002. The general purpose of the 2001 Plan is to encourage ownership of stock of the Company by certain employees of the Company and its subsidiaries, to provide additional incentive for them to promote the success and progress of the business of the Company by increasing their proprietary interest in the Company.

        As of July 7, 2008, the Plan had 141,392 shares of Class A Common Stock and 1,222,250 shares of Class B Common Stock remaining available for grant as stock options. In order to attract and retain the quantity and quality of employees, directors and consultants that are critical to our future success, the Board believes that the number of shares of Class A Common Stock available for grant under the 2001 Plan needs to be increased.

        In March 2008, our Board of Directors approved, subject to and effective upon, shareholder approval, an amendment to the 2001 Plan. The amendment proposes to increase the shares of our Class A Common Stock available under the 2001 Plan by 3,000,000 shares.

        The following is a summary of the principal features of the 2001 Plan, prior to the proposed amendment, which summary is qualified in its entirety by reference to the terms and conditions of the 2001 Plan.

        Options issued under the 2001 Plan may be incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or may be nonqualified stock options ("Nonqualified Stock Options").

        Shares which may be issued pursuant to options granted under the 2001 Plan are not to exceed in the aggregate 2,000,000 shares of Class A Common Stock and 1,000,000 shares of Class B Common Stock; provided, however, in no event may more than 3,000,000 shares of common stock of the Company in the aggregate be issued as an original grant under the 2001 Plan. Effective September 2003, the Company effected a three-for-two stock split in the form of a 50% stock dividend. This had the effect of increasing the number of shares available for issuance under the Plan to 3,000,000 shares of Class A Common Stock and 1,500,000 shares of Class B Common Stock.

        The 2001 Plan will expire in January 2012, subject to the right of the Board of Directors to terminate the 2001 Plan at any time prior thereto. The Board of Directors may also amend the 2001 Plan at any time.

        An option enables the optionee to purchase shares of Class A Common Stock or Class B Common Stock (whichever class is designated by the Committee in connection with issuance of the option) at an option price per share of not less than the fair market value of such class of common stock at the time the option is granted; provided that, in the event of the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the option price may not be less than 110% of the fair market value of the particular class of common stock for which the option is granted on the date of grant. In order to obtain shares, an option holder must pay the full option price to the Company at the time of the exercise of the option. The purchase price may be paid in cash or, with the consent of the Committee, shares of the Company's stock that are free and clear of all liens and encumbrances. The shares acquired upon exercise are subject to a two-year forfeiture period, during which time they cannot be sold.

        Options may be granted with terms of no more than ten years from the date of grant; except that, in the event of the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company stock, the term of such option may not exceed five years. If employment or engagement ceases due to death or disability, such option or options will be exercisable by the optionee or successor for a period of one year thereafter. Options also survive for three months after retirement. Otherwise, any outstanding option and all unexercised rights thereunder expire and terminate automatically upon cessation of the employment or engagement of the optionee by the Company. Any shares as to which an option expires, lapses unexercised or is terminated or cancelled may be subject to a new option.

        Regarding Incentive Stock Options, an optionee will not realize any income, nor will the Company be entitled to a deduction, at the time an Incentive Stock Option is granted. If an optionee does not dispose of the shares acquired on the exercise of an Incentive Stock Option within one year after the transfer of such shares to him or her or within two years from the date the incentive stock option was granted, for federal income tax purposes:
(a) the optionee will not recognize any income at the time of exercise of the option; (b) the amount by which the fair market value (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the shares at the time of exercise exceeds the exercise price is an item of tax preference subject to the alternative minimum tax on individuals; and (c) the difference between the option price and the amount realized upon sale of the shares of the optionee will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction upon the exercise of an Incentive Stock Option. Except in the case of a disposition following the death of an optionee and certain other very limited exceptions, if stock acquired pursuant to an Incentive Stock Option is not held for the minimum periods described above, the excess of the fair market value of the stock at the time of exercise over the amount paid for the stock generally will be taxed as ordinary income to the optionee in the year of disposition.

        The Company is entitled to a deduction for federal income tax purposes at the time and in the amount in which income is taxed to the optionee as ordinary income by reason of the sale of stock acquired upon the exercise of an Incentive Stock Option.

        Regarding a Nonqualified Stock Option, an optionee will not realize any income, nor will the Company be entitled to a deduction, at the time a Nonqualified Option is granted. Upon exercise of a Nonqualified Option, an optionee will recognize ordinary income (and the Company will be entitled to a deduction) in the amount by which the fair market value (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the shares at time of exercise exceeds the exercise price. The difference between the fair market value of the shares on date of exercise and the amount realized upon sale of the shares acquired by exercise of a Nonqualified Option will be treated as capital gain or loss. If the optionee does not dispose of the shares until at least one year after acquisition of the shares, such amount will be treated as ordinary income.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
         AMENDMENT TO THE COMPANY'S 2001 INCENTIVE STOCK OPTION PLAN.

                            AUDIT COMMITTEE REPORT

         In fulfilling its oversight responsibilities with respect to the consolidated financial statements for the fiscal year ended March 31, 2008, the Audit Committee, among other things, has:

(a) reviewed and discussed with management the Company's consolidated audited financial statements as of and for the fiscal year ended March 31, 2008, including a discussion of the quality and acceptability of the Company's financial reporting and internal controls;

(b) discussed with the Company's independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under professional standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

(c) received and reviewed the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, as amended, discussed with the independent registered public accounting firm its independence and considered the compatibility of non-audit services with the independent registered public accounting firm's independence; and

(d) discussed with the Company's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits.

         The Audit Committee met with the Company's internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2008.




                                  Respectfully submitted,

                                  THE AUDIT COMMITTEE OF THE BOARD OF
                                  DIRECTORS OF K-V PHARMACEUTICAL
                                  COMPANY
                                  Kevin S. Carlie, Chairman
                                  Jonathon E. Killmer, Member
                                  Terry B. Hatfield, Member


NOTWITHSTANDING ANYTHING SET FORTH IN ANY OF OUR PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE IN ANY SUCH FILINGS.

                  PROPOSAL 6 - RATIFICATION OF APPOINTMENT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending March 31, 2009. On August 17, 2004, the Company engaged KPMG LLP as its independent registered public accounting firm. The engagement was approved by the Audit Committee of the Company's Board of Directors.

         A proposal will be presented at the Annual Meeting to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company's Bylaws, as amended, nor its other governing documents or law require stockholder ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

         The Audit Committee and the Company have policies in place to ensure that its independent registered public accounting firm is only engaged to provide other permitted services when it is believed that such firm is the most qualified service provider, and the services do not conflict with the role of the Company's independent registered public accounting firm as the Company's independent registered public accounting firm. The Company does not at this time intend to engage its independent registered public accounting firm for fiscal 2009 for any services that are not audit or tax related. The Audit Committee and the Company also have policies in place covering rotation of key audit personnel and a prohibition on hiring personnel who have been engaged on the Company's audit.

         The majority vote of the holders of shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy at the meeting will be required for the ratification of KPMG LLP as the Company's independent registered public accounting firm.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                    FIRM.

         FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

         The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by KPMG LLP, the Company's current independent registered public accounting firm, for the fiscal years ended March 31, 2008 and March 31, 2007, respectively:

                                                          MARCH 31, 2008        MARCH 31, 2007
                                                          --------------        --------------
Audit Fees (1)                                              $1,000,000           $ 1,995,000
Audit-Related Fees                                                   -                     -
                                                            ----------           -----------
     Total Fees                                             $1,000,000           $ 1,995,000
                                                            ==========           ===========

---------------
(1) Includes fees for professional services rendered in connection with the audit of our consolidated financial statements and internal control over financial reporting and the review of consolidated financial statements included in our Form 10-Q's for the related annual period.

PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services provided to the Company by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting. The Audit Committee approved all audit and non-audit services provided by the independent registered public accounting firm for fiscal 2008. The Audit Committee, after review and discussion with KPMG LLP of the Company's pre-approval policies and procedures, determined that the provision of these services in accordance with such policies and procedures was compatible with maintaining KPMG LLP's independence.

                                 ANNUAL REPORT

         The Annual Report of the Company for fiscal 2008 accompanies this Notice of Annual Meeting and Proxy Statement.

                     FUTURE PROPOSALS OF SECURITY HOLDERS

         Proposals of stockholders and nominations for directors intended to be presented at the 2009 Annual Meeting of Stockholders must be received by the Company's Assistant Secretary no later than March 6, 2009 for consideration and inclusion in the proxy statement and proxy card for that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

         Stockholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2009 Annual Meeting of Stockholders only if written notice of the proposal is received by the Company's Assistant Secretary no later than May 18, 2009. Such notice must include a description of the proposed business and the reasons therefor. The Board of Directors or the presiding officer at the 2009 Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for stockholder action in accordance with applicable law.

These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in the Company's proxy statement. All proposals should be addressed to the Assistant Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, 63144.

                   COMMUNICATION WITH THE BOARD OF DIRECTORS

         A stockholder or interested party who wishes to communicate with our Board of Directors, specific individual directors or the independent directors as a group may do so by directing a written request addressed to such director(s) in care of the Assistant Secretary at the address appearing on the first page of this proxy statement (or via e-mail through our website at http//:www.kvph.com). Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be, with the Assistant Secretary having the authority to screen-out inappropriate communications.

                           HOUSEHOLDING OF MATERIALS

         In some instances, only one copy of this proxy statement, our annual report or Notice of Internet Availability of Proxy Materials is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement, our annual report, or Notice of Internet Availability of Proxy Materials as applicable, to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, our annual report or Notice of Internet Availability of Proxy Materials, you may call us at (314) 645-6600 or send a written request to K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, 63144, Attention: Assistant Secretary. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement, our annual report or Notice of Internet Availability of Proxy Materials may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

                                OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE ASSISTANT SECRETARY, K-V PHARMACEUTICAL COMPANY, 2503 SOUTH HANLEY ROAD, ST. LOUIS, MISSOURI 63144. STOCKHOLDERS MAY ALSO ACCESS THE FORM 10-K AND THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMPANY'S WEBSITE AT HTTP://WWW.KVPH.COM.


                      BY ORDER OF THE BOARD OF DIRECTORS
                                      RONALD J. KANTERMAN
                                      Assistant Secretary

St. Louis, Missouri
July 29, 2008

                                  APPENDIX A

            AMENDMENT TO ARTICLE 8 OF CERTIFICATE OF INCORPORATION

                  8. All directors shall be of one class and shall serve for a
                     =========================================================
         term ending at the next annual meeting of stockholders. Each director
         =====================================================================
         elected or appointed thereafter shall serve for a term ending at the
         ====================================================================
         next annual meeting of stockholders to occur after such director was
         ====================================================================
         elected or appointed. [The Board of Directors shall be divided into
         =====================
         three classes which are hereby designated Class A, Class B and Class
         C. The authorized number of directors of each class shall be one-third of the total number of directors from time to time authorized by by-law; provided that if the authorized number of directors is not a multiple of three, the authorized number of Class A directors shall be the number nearest to but not exceeding one-third of the total authorized number of directors; the authorized number of Class B directors shall be the number nearest to but not exceeding one-half of the remaining authorized number of directors; and the authorized number of Class C directors shall be the remaining authorized number of directors]

                  [At the first annual meeting of stockholders following the day on which these provisions become effective Class A directors to the authorized number thereof shall be elected to hold office until the first annual meeting of stockholders after their election; Class B directors to the authorized number thereof shall be elected to hold office until the second annual meeting of stockholders after their election; and Class C directors to the authorized number thereof shall be elected to hold office until the third annual meeting of stockholders after their election.]

                  At each succeeding annual meeting of stockholders [the directors of the class whose term of office expires on the day of such meeting shall retire and shall be replaced by the election of directors of the same class to the then authorized number thereof to hold office until the third annual meeting of stockholders after their election. Retiring] directors shall be eligible for re-election if otherwise qualified and shall in any event continue in office until their successors shall have been duly elected or appointed.

                  In the event of any vacancy however caused occurring on the board, such vacancy may be filled either by the stockholders at a general meeting called for the purpose or by the board if the remaining directors constitute a quorum. Any director elected or appointed to fill any such vacancy shall hold office [for the unexpired portion of the term of the director whose office has been vacated]until the next annual meeting of stockholders and until his or
                 ==============================================================
         her successor has been duly elected and qualified.
         ==================================================

                  Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at any election of directors.



-----------------------------
Stricken text appears as bracketed.

                                                                    APPENDIX B

                          K-V PHARMACEUTICAL COMPANY
                       2001 INCENTIVE STOCK OPTION PLAN,
                                  AS AMENDED

         1. Purpose of the Plan

         The K-V Pharmaceutical Company 2001 Stock Option Plan ("Plan") is intended to provide additional incentive to certain valued and trusted employees of K-V Pharmaceutical Company, a Delaware corporation, and its subsidiaries (the "Company"), by encouraging them to acquire shares of the $.01 par value Class A common stock of the Company and the $.01 par value Class B common stock of the Company (collectively, the "Stock") through options to purchase Stock granted pursuant to the Plan ("Options"), thereby increasing such employees' proprietary interest in the business of the Company and providing them with an increased personal interest in the continued success and progress of the Company, the result of which will promote both the interests of the Company and its shareholders.

         Options may be either options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options ("Nonqualified Options"). Each employee or other person granted an Option shall enter into an agreement with the Company (the "Option Agreement") setting forth the terms and conditions of the Option, as determined in accordance with this Plan.

         2. Administration of Plan

         The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than two members of the Board as the Board may appoint (the "Board Committee"); provided that so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"), the members of the Board Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act, as such Rule or its equivalent is then in effect ("Rule 16b-3") and "outside directors" as defined under Section 162(m) of the Code. Board Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Board Committee, however caused, shall be filled by the Board. The Board Committee shall act by a majority of its members in office and the Board Committee may act either by vote at a telephonic or other meeting or by a consent or other written instrument signed by all of the members of the Board Committee.

         The Board Committee shall have the sole power:

         (a) subject to the provisions of the Plan, to grant Options; to determine whether the Option shall be an Incentive Stock Option or a Nonqualified Option; to determine the terms and conditions of all Options; to construe and interpret the Plan and Options granted under it; to determine the time or times an Option may be exercised, the number of shares as to which an Option may be exercised at any one time, and when an Option may terminate; to establish, amend and revoke rules and regulations relating to the Plan and its administration; and to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Board Committee shall be conclusive and binding on all Optionees and on their legal representatives and beneficiaries; and

         (b) to determine all questions of policy and expediency that may arise in the administration of the Plan and generally exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

         The Board, by resolution duly adopted, may authorize one or more officers or employees of the Company to serve on a committee (the "Management Option Committee") to do one or both of the following: (1) recommend to the Board Committee recipients of Options and (2) recommend the number, types and terms of Options.

         In the exercise of its powers and responsibilities under paragraphs 7, 8 and 13 hereunder, the Management Option Committee, or any member thereof acting individually, may request that the Board Committee review any action which the Management Option Committee proposes to take under the authority granted to it said paragraphs and assume responsibility with respect to such matter. In addition, at any time, the Board Committee may assume and take over, on a prospective basis, any one or more, or all of the powers and responsibilities granted to the Management Option Committee under paragraphs 7, 8 and 13 hereunder, subject to later relinquishment of such powers and responsibilities to the Management Option Committee at the pleasure of the Board Committee.

         Any action which either the Board Committee or the Management Option Committee is authorized to take under this Plan may be taken by the full Board at any time.

         3. Shares Subject to the Plan

         (a) Subject to the provisions of paragraph 13 below, the Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate five million (5,000,000) shares of Class A Common Stock of the Company and one million (1,000,000) shares of Class B Common Stock of the Company; provided, however, in no event may more than six million (6,000,000) shares of the Common Stock of the Company in the aggregate be issued as an original grant hereunder. If any Options granted under the Plan terminate, expire or are surrendered without having been exercised in full, the number of shares of Stock not purchased under such Options shall be available again for the purpose of the Plan.

         (b) At any time that the Board Committee determines that there exists a public market for Class A Common Stock of the Company, it may designate that an Option to purchase shares of Class B Common Stock of the Company shall be exercisable to purchase shares of Class A Common Stock of the Company instead of Class B Common Stock. Such redesignation of an Option shall not affect the purchase price under such Option or the number of shares with respect to which such Option has been granted. Notwithstanding the foregoing, no redesignation of an Option shall be effective if such redesignation constitutes a modification of such Option within the meaning of Section 424(h) of the Code.

         4. Persons Eligible for Options

         All employees of the Company and other persons, including but not limited to, directors, consultants and contractors of the Company shall be eligible to receive the grant of Options under the Plan; provided, however, persons who are members of the Board Committee shall not be eligible to receive a grant of Options hereunder unless granted by the Board as a whole. Only employees shall be eligible to receive a grant of Incentive Stock Options. The Board Committee shall determine the persons to whom Options shall be granted, the time or times such Options shall be granted, the number of shares to be subject to each Option and the times when each Option may be exercised. The Board Committee shall seek information, advice and recommendations from the Management Option Committee to assist the Board Committee in its independent determination as to the employees to whom Options shall be granted. A person who has been granted an Option (an "Optionee"), if he or she is otherwise eligible, may be granted additional Options.

         5. Purchase Price and Limitations on Grants

         The purchase price of each share of Stock covered by each Option ("Purchase Price") shall not be less than one hundred percent (100%) of the Fair Market Value Per Share (as defined below) of the Stock on the date the Option is granted; provided, however, if when an Incentive Stock Option is granted the Optionee receiving the Incentive Stock Option owns or will be considered to own by reason of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the Stock covered by such Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the Fair Market Value Per Share of the Stock on the date the Incentive Stock Option is granted.

         "Fair Market Value Per Share" of the Stock shall mean: (i) if the Stock is not publicly traded, the amount determined by the Board Committee on the date of the grant of the Option; (ii) if the Stock is traded only otherwise than on a securities exchange and is not quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing quoted selling price of the Stock on the date of grant of the Option as quoted in "pink sheets" published by the National Daily Quotation Bureau;
(iii) if the Stock is traded only otherwise than on a securities exchange and is quoted on NASDAQ, the closing quoted selling price of the Stock on the date of grant of the Option, as reported by the Wall Street Journal; or (iv) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal. For purposes of Items (i) through (iv) of this paragraph, if there were no sales on the date of the grant of an Option, the Fair Market Value Per Share shall be determined by the Board Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

         To the extent that the aggregate fair market value (determined at the Grant Date) of Stock with respect to which Incentive Stock Options (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds One Hundred Thousand Dollars, such Options shall be treated as Nonqualified Options (this sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted).

         Notwithstanding the foregoing, the maximum number of shares underlying Options that may be granted to any Optionee during any calendar year shall be 250,000, subject to adjustment as provided in paragraph 13.

         6. Duration of Options

         Any outstanding Option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the cessation of the employment or engagement of the Optionee by the Company for any reason other than retirement (as provided by contract between the Company any such person or otherwise under normal Company policies), death or disability; (ii) the date which is three months following the effective date of the Optionee's retirement from the Company's service; (iii) the date which is one year following the date on which the Optionee's service with the Company ceases due to disability (or due to the death with respect to Options issued prior to the date of this amendment); (iv) the date of expiration of the Option determined by the Board Committee at the time the Option is granted and specified in such Option; and (v) in any event, the tenth annual anniversary date of the granting of the Option, or, if when an Incentive Stock Option is granted the Optionee owns (or would be considered to own by reason of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then on the fifth such anniversary; provided, however, that the Board Committee shall have the right, but not the obligation, to extend the expiry of the Options held by an Optionee whose service with the Company has ceased for any reason to the end of their original terms (either upon issuance of the Option or at such time as the Option would otherwise terminate), notwithstanding that such Options may no longer qualify as an Incentive Stock Option under the Code.

         7. Exercise of Options

         (a) An Option may be exercisable in installments or otherwise upon such terms as the Management Option Committee shall determine when the Option is granted. In the event that an Option is exercisable only in installments and the Optionee has been employed by the Company for five or more years as of the date such Option was granted, such Option shall become fully exercisable upon the termination of employment of the Optionee by reason of death or disability (as defined in Section 22(e)(3) of the Code), if and to the extent that such acceleration would not cause a violation of the limitations contained in section 422(b)(7) of the Code. If acceleration by reason of termination because of disability would cause a violation of the limitations contained in section 422(b)(7) of the Code, acceleration shall occur only in an amount such that such acceleration does not cause a violation of section 422(b)(7) of the Code and the acceleration of the exercisability of any portion of the Option which would be in violation of such limitation shall be deferred until January 1 of the year following that in which termination of employment occurs. In the event termination of employment occurs by reason of death, acceleration of the exercisability of any portion of the Option shall occur only as and to the extent that such acceleration will not cause a violation of the limitations contained in Section 422(b)(7) of the Code.

         (b) The Management Option Committee at any time: (i) may accelerate the time at which any Option granted hereunder is exercisable or otherwise vary the terms of an Option, notwithstanding the fact that such variance may cause the Option to be treated as a Nonqualified Option; (ii) in the case of a Non-Qualified Stock Option, may permit the transferability of such Option and may remove any restrictions or conditions to which a Non-Qualified Stock Option is subject; and (iii) subject to the consent of the Optionee, may convert an outstanding Incentive Stock Option to a Non-Qualified Stock Option it deems such conversion to be in the best interest of the Optionee.

         (c) No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934, unless the Optionee pays the Company the amount of such "short-swing profits" at the time of the exercise of the Option.

         (d) In the event that a portion of an Incentive Stock Option which first becomes exercisable exceeds the limitations contained in
              Section 422(b)(7) of the Code, the shares purchased pursuant to Options in excess of such limitation shall be deemed to be non-qualified stock options and shall be identified accordingly on the certificates representing such shares and in the stock transfer records of the Company.

         8. Method of Exercise

         (a) When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash, or its equivalent, acceptable to the Company, of the purchase price for the shares being purchased. The Company shall issue a separate certificate or certificates of Stock for each Option exercised by an Optionee.

         (b) The Management Option Committee's shall determined at the time the Option is granted, whether payment of the purchase price for the shares may be made in whole or in part with other shares of Stock of the Company which are free and clear of all liens and encumbrances. The value of the shares of Stock tendered in payment for the shares being purchased shall be the Fair Market Value Per Share on the date of the Optionee's notice of exercise.

         (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any national securities exchange or the National Association of Securities Dealers, Inc. or any Federal, state or local law. If the Optionee, or other person entitled to exercise the Option, fails to timely accept delivery of and pay for the shares specified in such notice, the Management Option Committee shall have the right to terminate the Option with respect to such shares.

         9. Nontransferability of Options

         No Incentive Stock Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

         10. Continuance of Employment

         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of employment by the Company or interfere in any way with the right of the Company at any time (a) to terminate such employment, (b) to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option, or (c) to alter the title, duties or responsibilities of an Optionee.

         11. Restrictions on Shares

         If the Company shall be advised by counsel that certain requirements under the Federal or state securities laws must be met before Stock may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Stock under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.

         12. Privilege of Stock Ownership

         No person entitled to exercise any Option granted under the Plan shall have the rights or privileges of a stockholder of the Company for any shares of Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in paragraph 13 below.

         13.  Adjustment

         (a) If the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in paragraph 3 above, and the shares of Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Management Option Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

         (b) Notwithstanding paragraph (a), upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, (iii) a sale of substantially all of the assets of the Company or (iv) the transfer of more than 80% of the then outstanding Stock of the Company to another entity or person in a single transaction or series of transactions, the Plan shall terminate, and any outstanding Options granted under the Plan shall terminate on the day before the consummation of the transaction; provided that the Board shall have the right, but shall not be obligated, to accelerate the time in which any Options may be exercised prior to such a termination. However, the termination of such Options shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Board, for: (A) the continuance of the Plan and assumption of outstanding Options, or (B) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price. The Board shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Options.

         (c) Adjustments under this paragraph 13 shall be made by the Management Option Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

         14. Holding Period and Forfeiture of Stock

         (a) All Stock purchased pursuant to the exercise of an Option shall be held by the Company for a period of two (2) years from the date of exercise (the "Holding Period"). Notwithstanding anything contained herein to the contrary, if an Optionee leaves the employ of the Company during the Holding Period for any reason other than the retirement (under normal Company policies), death or disability of such Optionee, the Optionee's purchase of such Stock shall be voidable by the Board Committee upon the recommendation of the Management Option Committee. If any purchase of Stock is voided by reason of the provisions of this paragraph 14, an amount determined as provided in paragraph 14(d) shall thereupon be returned in full to the Optionee. Notwithstanding the foregoing, upon the recommendation of the Management Option Committee, the Board Committee at any time may modify any requirement set forth herein with respect to any outstanding options or with respect to stock acquired pursuant to any Option.

         (b) At any time within the Holding Period that there exists a public market for Class A Common Stock of the Company, the Optionee and the Management Option Committee may agree to the cancellation of an Optionee's Class B Common Stock of the Company then being held, and the issuance in lieu thereof an equivalent number of Class A Common Stock of the Company.

         (c) In the event that an Optionee incurs a financial hardship within the Holding Period, which is determined by the Management Option Committee in its sole discretion upon written application by the Optionee and after review of the facts and circumstances to be of an immediate and heavy nature, the Management Option Committee may authorize the repurchase of the Optionee's Stock by the Company at a price as determined under paragraph 14(d) and payment of the proceeds of such repurchase to the Optionee.

         (d) In the event that a purchase of Stock is voided by reason of the provisions of this paragraph 14(a) or repurchased by the Company by reason of the financial hardship of an Optionee, the amount paid to such Optionee by reason of the voided transaction or the repurchase of such stock shall be the least of: (i) the funds paid by the Optionee in connection with the voided transaction;
              (ii) the value in cash of Stock used to purchase such Stock, determined as of the date of such purchase, less any amount which would have been forfeited by reason of this paragraph 14 relative to Stock used to purchase the forfeited stock if such Stock had not been so used and the Holding Period relative to such stock had not expired; or (iii) the Fair Market Value Per Share, as determined in accordance with the provisions of paragraph 5 hereof, on the termination date of the Optionee's employment with the Company or the date of the repurchase made pursuant to paragraph 14(b), as the case may be.

         (e) In order to facilitate the repurchase of Stock by the Company in accordance with the terms of paragraph 14(a) hereof, if an Optionee leaves the employ of the Company during the Holding Period and the Company rescinds the purchase of Stock by such Optionee, each Optionee who exercises any Option or portion thereof shall, at the time of payment thereof, as provided in paragraph 7(a) hereof, deliver to the Company a form of stock power and assignment signed by such Optionee in form and substance satisfactory to the Company, rendering the certificate representing the shares purchased negotiable to the Company.

         15. Optionee's Right to Pledge

         (a) Notwithstanding the provisions of Paragraph 14(a) hereof, if any Optionee who exercises an Option demonstrates to the Management Option Committee a need to obtain financing for the purchase of Stock pursuant to such exercise and indicates his good faith intention to remain in the employ of the Company during the Holding Period, the Management Option Committee, in its sole discretion, may permit delivery of any Stock purchased pursuant to the exercise of any Option to a financial institution for use by such Optionee as collateral security for the purchase of the Stock, subject to any necessary or appropriate restrictions with respect thereto as may be required to comply with applicable Federal and state securities laws and/or the listing requirements of any national securities exchange and the terms of any agreement that may be required by the Management Option Committee as a condition of delivery of any Stock.

         (b) If Stock is delivered to an Optionee in order to facilitate a pledge described in paragraph 15(a), the Company shall have the right to cancel said Stock upon the exercise of the Company's election to void the purchase of such Stock pursuant to the provisions of paragraph 14(a). Upon the cancellation of such Stock and application by the holder thereof, the Company shall pay to the holder the amount payable for such Stock as calculated under the provisions of paragraph 14(c) hereof.

         (c) Any Stock delivered to an Optionee pursuant to the provisions of this paragraph 15 shall contain a legend stating that the Stock is subject to cancellation pursuant to the terms of this

              Plan and that upon cancellation the amount payable to the holder thereof shall be limited as provided in the Plan.

         16. Delivery of Certificates

         If the Optionee remains in the employ of the Company throughout the Holding Period, or leaves the employ of the Company by reason of retirement (under normal Company policies), death or disability, the Company shall deliver to the Optionee or his personal representative (as the case may be), as soon as practicable thereafter, certificates representing the Stock purchased by the Optionee under the Option free and clear of restriction except for the restrictions which are necessary to assure compliance by the Company and the Optionee with applicable Federal and state securities laws and/or the listing requirements of any national securities exchange (the "Certificates"). If the Company fails or declines to exercise its right to void any purchase pursuant to the terms of paragraph 14 hereof, the Company shall deliver the Certificates to those Optionees as soon as practicable after the expiration of two (2) years from the date of exercise of the applicable Option. In the event an Option is exercised using Stock as consideration for the Purchase Price, the Company shall issue separate certificates for each block of shares delivered in payment of the Option Price and for the balance of shares purchased at such exercise.

         17. Investment Purpose

         Each Option granted hereunder may be issued on the condition that any purchase of Stock pursuant to the exercise of an Option which shall not be the subject of a registration statement permitting the sale or other distribution thereof shall be for investment purposes and not with a view to resale or distribution (the "Restricted Stock"). If requested by the Company, each Optionee must agree, at the time of the purchase of any Restricted Stock, to execute an "investment letter" setting forth such investment intent in the form acceptable to the Company and must consent to any stock certificate issued to him thereunder bearing a restrictive legend setting forth the restrictions applicable to the further resale, transfer or other conveyance thereof without registration under the Securities Act of 1933, as amended, and under the applicable securities or blue sky laws of any other jurisdiction (together, the "Securities Laws"), or the availability of exemptions from registration thereunder and to the placing of transfer restrictions on the records of the transfer agent for such stock. No Restricted Stock may thereafter be resold, transferred or otherwise conveyed unless:

         (1) an opinion of the Optionee's counsel is received, in form and substance satisfactory to counsel for the Company, that registration under the applicable Securities Laws is not required; or

         (2)  such Stock is registered under the applicable Securities Laws;
              or

         (3) "no action" letters are received from the staff of the Securities and Exchange Commission and from the administrative agencies administering all other applicable securities or blue sky laws, based on the option of counsel for Optionee in form and substance reasonably satisfactory to counsel for the Company, advising that registrations under the Securities Laws are not required.

         18. Amendment and Termination of Plan

         (a) The Board may, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would (i) materially increase or decrease the benefits accruing to participants under the Plan; (ii) increase or decrease the number of shares of Stock which may be issued under the Plan, except as permitted under the provisions of paragraph 13 above; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

         (b) Subject to the provisions in paragraph 13 above, the Plan shall terminate ten (10) years from the earlier of the adoption of the Plan by the Board or its approval by the shareholders. Notwithstanding the foregoing, if a longer term is permitted with respect to the duration of an incentive stock option plan under law, the Board may extend the term of this Plan to a term not to exceed the longest term permitted with respect to an incentive stock option plan.

         (c) Subject to the provisions in paragraph 13 above, no amendment, suspension or termination of this Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option granted to such Optionee under the Plan.

         19. Effective Date of Plan

         The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

         20. Term of Plan

         No Option shall be granted pursuant to the Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board of the Company or the date of approval by the Company's shareholders. Notwithstanding the foregoing, if a longer term is permitted with respect to the duration of an incentive stock option plan under law, the Board may extend the term of this Plan to a term not to exceed the longest term permitted with respect to an incentive stock option plan.

         21. Miscellaneous

         (a) All distributions under the Plan are subject to withholding of all applicable taxes, and the Management Option Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Management Option Committee, in its discretion, and subject to such requirements as the Management Option Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Optionee, through the surrender of shares of Stock that the Optionee already owns, or through the surrender of shares of Stock to which the Optionee is otherwise entitled under the Plan.

         (b) Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company or any of its subsidiaries.

         (c) Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any subsidiary.

         (d) An employee shall have no rights as a shareholder with respect to shares covered by such employee's Option until the date of the issuance of shares to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

         (e) Nothing contained in the Plan shall be construed as giving any employee, such employee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person. Any Optionee shall have only a contractual right to shares of Stock as set forth in the Agreement, unsecured by any assets of the Company or any subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any subsidiary shall be sufficient to pay any benefits to any person.

         (f) Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         (g) Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest arising under the Plan or any Option received under the Plan; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Option received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such option.

         (h) The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

         (i) Unless otherwise specified herein, each election required or permitted to be made by any Optionee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Board Committee shall require.

         (j) All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Missouri without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

                                   P R O X Y
                             (CLASS A SHAREHOLDER)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF K-V PHARMACEUTICAL COMPANY
                       2008 ANNUAL SHAREHOLDERS' MEETING

         The undersigned shareholder of CLASS A COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints MARC S. HERMELIN and RONALD J. KANTERMAN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Friday, September 5, 2008, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1. AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT MEMBERS OF THE BOARD OF DIRECTORS BE ELECTED ANNUALLY.

                    FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

2. ELECTION OF EIGHT DIRECTORS IF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS APPROVED:

         [ ] FOR all eight nominees        [ ] WITHHOLD AUTHORITY to vote for
             listed below                      all eight nominees listed below

            JEAN M. BELLIN         KEVIN S. CARLIE         TERRY B. HATFIELD

          DAVID S. HERMELIN       MARC S. HERMELIN        RONALD J. KANTERMAN

         JONATHON E. KILLMER    NORMAN D. SCHELLENGER

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

-------------------------------------------------------------------------------

3. ELECTION OF THREE CLASS C DIRECTORS IF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS NOT APPROVED:

         [ ] FOR all three nominees        [ ] WITHHOLD AUTHORITY to vote for
             listed below                      all three nominees listed below

            JEAN M. BELLIN      TERRY B. HATFIELD      NORMAN D. SCHELLENGER

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

-------------------------------------------------------------------------------

4. ELECTION OF TWO CLASS A DIRECTORS IF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS NOT APPROVED:

         [ ] FOR both nominees             [ ] WITHHOLD AUTHORITY to vote for
             listed below                      both nominees listed below

                   KEVIN S. CARLIE           MARC S. HERMELIN

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

-------------------------------------------------------------------------------


5. AMENDMENT OF THE COMPANY'S INCENTIVE STOCK OPTION PLAN TO INCREASE BY 3,000,000 THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE UPON EXERCISE OF STOCK OPTIONS GRANTED UNDER THE PLAN.

                    FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

6. RATIFICATION OF ENGAGEMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                    FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

7. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION UNDER PROPOSAL NO. 1, FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 2 IF PROPOSAL NO. 1 IS APPROVED, FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 3 IF PROPOSAL NO. 1 IS NOT APPROVED, FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 4 IF PROPOSAL NO. 1 IS NOT APPROVED, FOR APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN UNDER PROPOSAL NO. 5, AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL NO. 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 29, 2008.

                        Dated: __________________, 2008


                                   --------------------------------------------
                                   Signature



                                   --------------------------------------------
                                   Signature



                                   --------------------------------------------
                                   Signature

                                   Please sign name(s) exactly as it appears on this proxy. In the case of joint holders all should sign. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, this proxy should be signed by an authorized partner. Executors, administrators and trustees should so indicate when signing.

                                   P R O X Y
                             (CLASS B SHAREHOLDER)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF K-V PHARMACEUTICAL COMPANY
                       2008 ANNUAL SHAREHOLDERS' MEETING

         The undersigned shareholder of CLASS B COMMON STOCK of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints MARC S. HERMELIN and RONALD J. KANTERMAN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Friday, September 5, 2008, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1. AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT MEMBERS OF THE BOARD OF DIRECTORS BE ELECTED ANNUALLY.

                    FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

2. ELECTION OF EIGHT DIRECTORS IF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS APPROVED:

         [ ] FOR all eight nominees        [ ] WITHHOLD AUTHORITY to vote for
             listed below                      all eight nominees listed below

            JEAN M. BELLIN         KEVIN S. CARLIE         TERRY B. HATFIELD

          DAVID S. HERMELIN       MARC S. HERMELIN        RONALD J. KANTERMAN

         JONATHON E. KILLMER    NORMAN D. SCHELLENGER

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

-------------------------------------------------------------------------------

3. ELECTION OF THREE CLASS C DIRECTORS IF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS NOT APPROVED:

         [ ] FOR all three nominees        [ ] WITHHOLD AUTHORITY to vote for
             listed below                      all three nominees listed below

            JEAN M. BELLIN      TERRY B. HATFIELD      NORMAN D. SCHELLENGER

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

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4.       ELECTION OF TWO CLASS A DIRECTORS IF THE AMENDMENT TO THE COMPANY'S
         CERTIFICATE OF INCORPORATION IS NOT APPROVED:

         [ ] FOR both nominees             [ ] WITHHOLD AUTHORITY to vote for
             listed below                      both nominees listed below

                   KEVIN S. CARLIE           MARC S. HERMELIN

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:

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5.       AMENDMENT OF THE COMPANY'S INCENTIVE STOCK OPTION PLAN TO INCREASE BY
         3,000,000 THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE UPON EXERCISE OF STOCK OPTIONS GRANTED UNDER THE PLAN.

                    FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

6. RATIFICATION OF ENGAGEMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                    FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

7. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION UNDER PROPOSAL NO. 1, FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL
NO. 2 IF PROPOSAL NO. 1 IS APPROVED, FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 3 IF PROPOSAL NO. 1 IS NOT APPROVED, FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 4 IF PROPOSAL NO. 1 IS NOT APPROVED, FOR APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN UNDER PROPOSAL NO. 5, AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL NO. 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 29, 2008.


                        Dated: __________________, 2008


                                   --------------------------------------------
                                   Signature



                                   --------------------------------------------
                                   Signature




                                   --------------------------------------------
                                   Signature

                                   Please sign name(s) exactly as it appears on this proxy. In the case of joint holders all should sign. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, this proxy should be signed by an authorized partner. Executors, administrators and trustees should so indicate when signing.